UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska            68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period: 12/31/11

Item 1.  Reports to Stockholders.

Annual Report

December 31, 2011

JNF Equity Portfolio

JNF Balanced Portfolio

JNF Money Market Portfolio

Each a series of the Northern Lights Variable Trust

Dear Shareholders:

We are pleased to present you with the JNF Equity Portfolio Annual Report for 2011.

The JNF Equity Fund returned 13.42% for the fourth quarter, outperforming the Russell Mid Cap Index1 which produced a 12.31% return.  For 2011, the Fund’s return is 1.06% versus the index return of -1.55%. Overall, a broad set of our proprietary quantitative factors did well in 2011, and as a result, the top ranked stocks outperformed the bottom ranked stocks.  This leads to consistent value-added excess return for the Fund.

The Sub-Adviser, Chicago Equity Partners, LLC (“CEP”), has maintained a stance consistent with its historical approach.  Based upon a belief that certain fundamental characteristics drive stock performance, CEP seeks out companies with a combination of favorable growth and valuation characteristics that will out-perform their peers in the long run.  CEP looks for stocks with a combination of the following qualities:

▪

They are trading at a reasonable price versus peer companies;

▪

Expected earnings are increasing faster versus peer companies;

▪

They have strong balance sheets and have a higher quality aspect to them; and

▪

They are responsible with their capital.

After an angst-filled third quarter, markets quickly regained their footing, and rebounded in the early part of the fourth quarter.  Pessimism about an impending economic deceleration receded, and investors shifted their focus toward corporations with strong balance sheets and attractive valuations that continued to deliver strong earnings.  But worries remain unresolved, and many investors expect the pace of earnings growth to decline.  The latest headlines coming out of Europe will continue to influence market movements.  While references to green shoots are no longer part of the lexicon, encouraging data with respect to construction, manufacturing and auto and retail sales suggest the economy continues to make progress.  But will that progress be sufficient to win over the non-believers?

Leadership changed direction, as riskier small cap stocks outperformed large cap stocks by the largest margin of the year.  Economically sensitive sectors such as energy, materials, and industrials led the rebound, catching defensively positioned investors off guard.  Housing- related industries, including construction, home furnishings, and home improvement retailers, all advanced handsomely.  Technology was the weakest-performing sector.  From a style perspective, value stocks outperformed growth stocks in the large and small cap segments, but not by a wide enough margin to overcome the growth style’s year-to-date advantage.

1 The Russell Midcap Index is an unmanaged index that measures the performance of approximately 800 companies in the Russell 1000, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. Index returns assume reinvestment of dividends. Unlike the Portfolio’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

International markets, as measured by the MSCI Barra EAFE Index, advanced 3.33% during the fourth quarter.  Europe outpaced Asia in the final quarter of the year.   Emerging markets performed slightly better, advancing 4.42%. The decoupling theme between the U.S. and the rest of the world proved false, as international markets ended the year far behind as investors sought safety in the world’s largest and most liquid market.

The stock-selection forecasts from CEP’s model’s stock-selection forecasts were mixed for the fourth quarter. There was a positive spread between the best ranked and worst ranked stocks, but the lowest ranked securities also performed better than expected.   The second most attractive quintile of stocks was also the worst performing on average.  For the quarter, two out of four factor groups were positive.  The value factors provided the strongest discrimination during the quarter, with particularly strong performance in October.  Momentum was weak on average, but did deliver a positive result for the year.  Growth was also negative during the quarter, as the market remained skeptical about future earnings growth expectations.  Quality was slightly positive for the quarter, and for the year.

Seven out of ten sectors delivered returns in excess of the benchmark.  The largest positive contribution came from the materials sector.  Consumer discretionary and staples also posted solid gains.  The industrial sector was the largest detractor of performance.  Year-to-date we saw broad and balanced outperformance with eight out of ten sectors providing returns in excess of the benchmark.

Overall, our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection, while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market.   We will continue to use our disciplined approach to provide added value at controlled levels of risk.

The Fund recently filed proxy materials with the U.S. Securities and Exchange Commission (the “SEC”) to solicit shareholder approval of several proposals.  First, shareholders of the Fund are being asked to approve a new investment advisory agreement by and between Northern Lights Variable Trust (the “Trust”) and JNF Advisors, Inc. ("JNF") with respect to the Fund (the "Proposed Advisory Agreement").  JNF has informed the Board of Trustees of NLVT that JNF's parent company, Jefferson National Financial Corp. ("JNFC") entered into a transaction that resulted in a "change in control" of JNFC, and indirectly, JNF (the "JNF Reorganization").  Upon the December 30, 2011, closing of the JNF Reorganization, the existing investment advisory and sub-advisory agreement with regard to the Fund automatically terminated.  JNF and CEP, the sub-advisers to the Fund, are currently advising the Fund under interim advisory agreements.  Thus, shareholders of the Fund are being asked to approve the Proposed Advisory Agreement to allow JNF to continue to provide investment advisory services to each Fund.  Shareholders also are being asked to approve a new sub-advisory agreement with CEP to allow CEP to continue to provide investment sub-advisory services to the Fund (the “Proposed Sub-Advisory Agreement”).

In addition to approving the Proposed Advisory and Sub-Advisory Agreements, shareholders of the Fund are being asked to approve the implementation of an exemptive order obtained by NLVT and JNF  from the SEC (the "Order").  If implementation of the Order is approved by shareholders, the Order will permit JNF to enter into or materially amend terms of sub-advisory agreements (such as the Proposed Sub-Advisory Agreement), subject to the prior approval of the Board of Trustees of NLVT but without seeking shareholder approval.

Thank you for being a shareholder of the JNF Equity Portfolio.

Sincerely,

JNF Advisors, Inc.

*Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on redemption of fund shares. There is no front end or back end load for the JNF Equity Portfolio. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated May 1, 2011 is 1.16%. For performance information current to the most recent month-end, please call toll-free 1-866-667-0564. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower. The Portfolio’s prospectus contains more complete information, including fees, expenses and risks involved in investing in newly public companies and should be read carefully before investing.

The Portfolio is an Investment vehicle for variable annuity contracts. All Performance figures for the Portfolio do not include any fees or expenses that are typically charged by these contracts. If these fees and expenses were included your overall expenses would be higher. Please review your insurance contract prospectus for further description of these fees and expenses.

JNF Equity Portfolio
PORTFOLIO REVIEW (Unaudited)
December 31, 2011

The Fund's performance figures* for the period ended December 31, 2011, as compared to its benchmark:

	One Year	Three Year	Since Inception**
JNF Equity Portfolio	1.06%	19.78%	-2.43%
Russell Midcap Total Return ***	-1.55%	20.17%	-0.27%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account.

** Inception date is May 1, 2007.

*** The Russell Midcap Index is an unmanaged Index that measures the performance of the 800 smallest companies in the Russell 1000, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

Top Ten Holdings by Industry		% of Net Assets
REITs		7.6%
Retail		6.4%
Commercial Services		5.7%
Electric		5.0%
Oil & Gas		5.0%
Insurance		4.7%
Banks		3.3%
Healthcare-Services		3.3%
Semiconductors		3.3%
Chemicals		2.8%
Other, Cash & Cash Equivalents		52.9%
		100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio's holdings.

Jefferson National Equity Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2011
Shares		Value
	COMMON STOCK - 99.3%
	ADVERTISING - 1.4%
64,900	Interpublic Group of Cos., Inc.	$ 631,477
10,800	Omnicom Group, Inc.	481,464
		1,112,941
	AEROSPACE/DEFENSE - 1.0%
1,775	Goodrich Corp.	219,567
1,425	HEICO Corp.	83,334
6,900	L-3 Communications Holdings, Inc.	460,092
200	Moog, Inc. - Cl. A *	8,786
3,650	Orbital Sciences Corp. *	53,034
		824,813
	AGRICULTURE - 0.1%
900	Universal Corp.	41,364
525	Vector Group Ltd.	9,324
		50,688
	AIRLINES - 0.6%
600	Alaska Air Group, Inc. *	45,054
17,200	Delta Air Lines, Inc. *	139,148
21,525	Republic Airways Holdings, Inc. *	73,831
9,700	United Continental Holdings, Inc. *	183,039
		441,072
	APPAREL - 1.3%
125	Columbia Sportswear Co.	5,819
1,175	Oxford Industries, Inc.	53,016
3,700	True Religion Apparel, Inc. *	127,946
6,350	VF Corp.	806,386
300	Wolverine World Wide, Inc.	10,692
		1,003,859
	AUTO MANUFACTURERS - 0.0%
1,525	Wabash National Corp. *	11,956

	AUTO PARTS & EQUIPMENT - 0.5%
325	Cooper Tire & Rubber Co.	4,553
3,650	Dana Holding Corp. *	44,347
225	Miller Industries, Inc.	3,539
2,650	Standard Motor Products, Inc.	53,132
1,250	Tenneco, Inc. *	37,225
6,900	TRW Automotive Holdings Corp. *	224,940
		367,736
See accompanying notes to financial statements.
Jefferson National Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Shares		Value
	BANKS - 3.3%
1,975	1st Source Corp.	$ 50,027
3,300	Banco Latinoamericano de Comercio Exterior SA	52,965
5,625	Bank of the Ozarks, Inc.	166,669
500	Banner Corp.	8,575
800	BBCN Bancorp, Inc. *	7,560
1,250	Cardinal Financial Corp.	13,425
1,000	Cathay General Bancorp	14,930
875	Center Bancorp, Inc.	8,549
1,675	Chemical Financial Corp.	35,711
975	Citizens & Northern Corp.	18,008
16,170	Commerce Bancshares, Inc.	616,400
1,100	Community Trust Bancorp, Inc.	32,362
5,675	CVB Financial Corp.	56,920
20,800	Fifth Third Bancorp	264,576
15,850	First Commonwealth Financial Corp.	83,371
875	First Financial Bankshares, Inc.	29,251
4,500	First Merchants Corp.	38,115
85,500	KeyCorp	657,495
5,375	PrivateBancorp, Inc.	59,017
1,725	Prosperity Bancshares, Inc.	69,604
5,050	Republic Bancorp, Inc. - Cl. A	115,645
400	Signature Bank *	23,996
3,425	Sterling Financial Corp. *	57,197
5,800	Susquehanna Bancshares, Inc.	48,604
1,900	Texas Capital Bancshares, Inc. *	58,159
725	Walker & Dunlop, Inc. *	9,106
200	Washington Trust Bancorp, Inc.	4,772
575	West Bancorporation, Inc.	5,509
7,825	Wilshire Bancorp, Inc. *	28,405
		2,634,923
	BEVERAGES - 1.4%
250	Boston Beer Co., Inc. - Cl. A *	27,140
1,450	Brown-Forman Corp. - Cl. B	116,739
5,000	Coca-Cola Enterprises, Inc.	128,900
17,300	Constellation Brands, Inc. - Cl. A *	357,591
2,000	Farmer Bros. Co.	15,280
4,700	Monster Beverage Corp. *	433,058
2,400	National Beverage Corp. *	38,568
		1,117,276
See accompanying notes to financial statements.
Jefferson National Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Shares		Value
	BIOTECHNOLOGY - 2.6%
400	Acorda Therapeutics, Inc. *	$ 9,536
5,400	Alexion Pharmaceuticals, Inc. *	386,100
1,050	AMAG Pharmaceuticals, Inc. *	19,856
4,450	Ariad Pharmaceuticals, Inc. *	54,512
4,075	Arqule, Inc. *	22,983
5,700	Astex Pharmaceuticals *	10,773
1,700	Cubist Pharmaceuticals, Inc. *	67,354
2,150	Halozyme Therapeutics, Inc. *	20,447
14,000	Life Technologies Corp. *	544,740
4,350	Medicines Co. *	81,084
5,525	Momenta Pharmaceuticals, Inc. *	96,080
5,375	PDL BioPharma, Inc.	33,325
24,750	RTI Biologics, Inc. *	109,890
950	Seattle Genetics, Inc. *	15,879
11,300	United Therapeutics Corp. *	533,925
975	Vical, Inc. *	4,300
		2,010,784
	BUILDING MATERIALS - 0.1%
3,225	Gibraltar Industries, Inc. *	45,021

	CHEMICALS - 2.8%
200	A Schulman, Inc.	4,236
15,400	Cabot Corp. - Cl. A	494,956
5,250	CF Industries Holdings, Inc.	761,145
8,100	Eastman Chemical Co.	316,386
825	Innophos Holdings, Inc.	40,062
3,775	Innospec, Inc. *	105,964
480	NewMarket Corp.	95,093
4,000	PPG Industries, Inc.	333,960
475	Sensient Technologies Corp.	18,003
		2,169,805
	COMMERCIAL SERVICES - 5.7%
15,750	Advance America Cash Advance Centers, Inc.	140,962
5,900	Alliance Data Systems Corp. *	612,656
325	Arbitron, Inc.	11,183
3,825	AVEO Pharmaceuticals, Inc. *	65,790
600	Avis Budget Group, Inc. *	6,432
4,200	Bridgepoint Education, Inc. *	96,600
1,300	Capella Education Co. *	46,865
2,950	Cardtronics, Inc. *	79,827
675	Chemed Corp.	34,567
800	Consolidated Graphics, Inc. *	38,624
45,650	Convergys Corp. *	582,950
2,500	Corporate Executive Board Co.	95,250
1,475	Deluxe Corp.	33,571
10,400	H&R Block, Inc.	169,832
1,100	Heartland Payment Systems, Inc.	26,796
See accompanying notes to financial statements.
Jefferson National Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Shares		Value
	COMMERCIAL SERVICES - 5.7% (Cont.)
3,150	Hillenbrand, Inc.	$ 70,308
3,775	Insperity, Inc.	95,696
5,200	ITT Educational Services, Inc. *	295,828
5,525	Kelly Services, Inc. - Cl. A	75,582
11,500	Manpower, Inc.	411,125
900	MAXIMUS, Inc.	37,215
3,200	Paychex, Inc.	96,352
13,000	Robert Half International, Inc.	369,980
1,275	Rollins, Inc.	28,331
1,300	Standard Parking Corp. *	23,231
50	Strayer Education, Inc.	4,860
1,575	Team Health Holdings, Inc. *	34,760
5,400	VistaPrint NV *	165,240
1,450	Weight Watchers International, Inc.	79,764
34,700	Western Union Co.	633,622
500	Wright Express Corp. *	27,140
		4,490,939
	COMPUTERS - 2.2%
2,400	CACI International, Inc. - Cl. A *	134,208
55,800	Cadence Design Systems, Inc. *	580,320
7,475	Dot Hill Systems Corp. *	9,942
1,750	Manhattan Associates, Inc. *	70,840
27,900	NCR Corp. *	459,234
1,400	Netscout Systems, Inc. *	24,640
17,375	Quantum Corp. *	41,700
2,575	Silicon Graphics International Corp. *	29,510
500	Synaptics, Inc. *	15,075
6,000	Teradata Corp. *	291,060
4,675	Xyratex Ltd.	62,271
		1,718,800
	COSMETICS/PERSONAL CARE - 0.4%
2,775	Estee Lauder Cos., Inc. - Cl. A	311,688

	DISTRIBUTION/WHOLESALE - 1.1%
3,425	Brightpoint, Inc. *	36,853
6,800	Genuine Parts Co.	416,160
100	MWI Veterinary Supply, Inc. *	6,644
2,450	Owens & Minor, Inc.	68,085
1,025	Pool Corp.	30,853
2,100	United Stationers, Inc.	68,376
475	Watsco, Inc.	31,189
1,150	WW Grainger, Inc.	215,268
		873,428
See accompanying notes to financial statements.
Jefferson National Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Shares		Value
	DIVERSIFIED FINANCIAL SERVICES - 2.4%
200	Credit Acceptance Corp. *	$ 16,456
40,000	Discover Financial Services	960,000
575	Epoch Holding Corp.	12,782
19,300	Interactive Brokers Group, Inc. - Cl. A	288,342
225	MarketAxess Holdings, Inc.	6,775
6,150	Nelnet, Inc. - Cl. A	150,490
10,200	Ocwen Financial Corp. *	147,696
20,100	SLM Corp.	269,340
125	Virtus Investment Partners, Inc. *	9,501
2,315	Walter Investment Management Corp.	47,481
100	World Acceptance Corp. *	7,350
		1,916,213
	ELECTRIC - 5.0%
15,700	AES Corp. *	185,888
27,700	Ameren Corp.	917,701
1,100	Avista Corp.	28,325
2,125	Cleco Corp.	80,962
10,500	Consolidated Edison, Inc.	651,315
800	El Paso Electric Co.	27,712
1,350	IDACORP, Inc.	57,253
7,200	Northeast Utilities	259,704
2,650	NorthWestern Corp.	94,843
31,000	NRG Energy, Inc. *	561,720
9,200	OGE Energy Corp.	521,732
16,100	Pepco Holdings, Inc.	326,830
2,575	PNM Resources, Inc.	46,942
2,800	Portland General Electric Co.	70,812
3,300	Wisconsin Energy Corp.	115,368
		3,947,107
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
875	Acuity Brands, Inc.	46,375
1,850	Belden, Inc.	61,568
2,100	EnerSys *	54,537
2,025	Generac Holdings, Inc. *	56,761
		219,241
See accompanying notes to financial statements.
Jefferson National Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Shares		Value
	ELECTRONICS - 2.6%
400	American Science & Engineering, Inc.	$ 27,244
100	Analogic Corp.	5,732
1,550	FARO Technologies, Inc. *	71,300
500	FEI Co. *	20,390
6,600	Garmin Ltd.	262,746
21,500	Jabil Circuit, Inc.	422,690
3,150	LeCroy Corp. *	26,492
3,475	Newport Corp. *	47,295
275	OSI Systems, Inc. *	13,415
34,900	PerkinElmer, Inc.	698,000
2,025	Taser International, Inc. *	10,368
2,900	Tech Data Corp. *	143,289
29,500	Vishay Intertechnology, Inc. *	265,205
100	Woodward, Inc.	4,093
		2,018,259
	ENERGY-ALTERNATE SOURCES - 0.1%
2,100	REX American Resources Corp. *	46,431

	ENGINEERING & CONSTRUCTION - 1.9%
6,800	Chicago Bridge & Iron Co. NV	257,040
500	Dycom Industries, Inc. *	10,460
5,500	EMCOR Group, Inc.	147,455
1,200	Exponent, Inc. *	55,164
8,900	Fluor Corp.	447,225
1,925	Michael Baker Corp. *	37,749
1,750	Tutor Perini Corp. *	21,595
14,300	URS Corp. *	502,216
		1,478,904
	ENTERTAINMENT - 0.6%
10,000	Madison Square Garden Co. - Cl. A *	286,400
12,200	Regal Entertainment Group - Cl. A	145,668
		432,068
	ENVIRONMENTAL CONTROL - 0.1%
1,100	Clean Harbors, Inc. *	70,103

	FOOD - 2.7%
2,300	B&G Foods, Inc.	55,361
1,700	Cal-Maine Foods, Inc.	62,169
7,300	Chiquita Brands International, Inc. *	60,882
8,800	ConAgra Foods, Inc.	232,320
7,900	Dean Foods Co. *	88,480
1,025	Fresh Del Monte Produce, Inc.	25,635
23,400	Hormel Foods Corp.	685,386
1,950	Nash Finch Co.	57,096
23,300	Sara Lee Corp.	440,836
52,900	SUPERVALU, Inc.	429,548
		2,137,713
See accompanying notes to financial statements.
Jefferson National Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Shares		Value
	FOREST PRODUCTS & PAPER - 1.4%
3,600	Buckeye Technologies, Inc.	$ 120,384
7,350	Domtar Corp.	587,706
13,600	International Paper Co.	402,560
		1,110,650
	GAS - 1.2%
1,500	Laclede Group, Inc.	60,705
1,325	New Jersey Resources Corp.	65,190
27,600	NiSource, Inc.	657,156
2,725	WGL Holdings, Inc.	120,499
		903,550
	HAND/MACHINE TOOLS - 1.4%
500	Franklin Electric Co., Inc.	21,780
23,400	Kennametal, Inc.	854,568
2,800	Lincoln Electric Holdings, Inc.	109,536
2,600	Snap-on, Inc.	131,612
		1,117,496
	HEALTHCARE-PRODUCTS - 1.9%
1,175	ABIOMED, Inc. *	21,702
1,850	Align Technology, Inc. *	43,891
1,050	Arthrocare Corp. *	33,264
120	Atrion Corp.	28,828
650	Cepheid, Inc. *	22,367
1,300	Cooper Cos., Inc.	91,676
9,800	DENTSPLY International, Inc.	342,902
700	Genomic Health, Inc. *	17,773
1,650	Greatbatch, Inc. *	36,465
200	Haemonetics Corp. *	12,244
600	ICU Medical, Inc. *	27,000
225	Luminex Corp. *	4,777
275	Orthofix International NV *	9,688
2,625	PSS World Medical, Inc. *	63,499
250	Quidel Corp. *	3,783
4,975	Spectranetics Corp. *	35,920
500	STERIS Corp.	14,910
9,300	Thoratec Corp. *	312,108
5,200	Varian Medical Systems, Inc. *	349,076
		1,471,873
See accompanying notes to financial statements.
Jefferson National Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Shares		Value
	HEALTHCARE-SERVICES - 3.3%
5,300	AMERIGROUP Corp. *	$ 313,124
3,500	Centene Corp. *	138,565
10,400	Community Health Systems, Inc. *	181,480
13,800	Health Net, Inc. *	419,796
1,025	Healthspring, Inc. *	55,903
13,300	Humana, Inc.	1,165,213
2,075	Kindred Healthcare, Inc. *	24,423
700	Magellan Health Services, Inc. *	34,629
5,550	Metropolitan Health Networks, Inc. *	41,459
500	Molina Healthcare, Inc. *	11,165
11,650	Universal American Corp.	148,071
1,375	WellCare Health Plans, Inc. *	72,187
		2,606,015
	HOLDING COMPANIES-DIVERSIFIED - 0.6%
14,900	Leucadia National Corp.	338,826
8,625	Primoris Services Corp.	128,771
		467,597
	HOME FURNISHINGS - 0.4%
1,025	DTS, Inc. *	27,921
1,500	Kimball International, Inc. - Cl. B	7,605
10,500	Select Comfort Corp. *	227,745
1,600	Tempur-Pedic International, Inc. *	84,048
		347,319
	HOUSEHOLD PRODUCTS/WARES - 0.5%
250	American Greetings Corp. - Cl. A	3,128
150	Blyth, Inc.	8,520
7,700	Church & Dwight Co., Inc.	352,352
400	CSS Industries, Inc.	7,968
		371,968
	HOUSEWARES - 0.3%
3,600	Toro Co.	218,376

	INSURANCE - 4.7%
6,600	Allied World Assurance Co. Holdings AG	415,338
5,250	Amtrust Financial Services, Inc.	124,687
18,800	Arch Capital Group Ltd. *	699,924
9,900	Assurant, Inc.	406,494
750	Delphi Financial Group, Inc. - Cl. A	33,225
4,500	Hartford Financial Services Group, Inc.	73,125
6,600	Lincoln National Corp.	128,172
1,250	ProAssurance Corp.	99,775
26,400	Progressive Corp.	515,064
8,400	Protective Life Corp.	189,504
2,375	RLI Corp.	173,042
8,800	Symetra Financial Corp.	79,816
11,900	Torchmark Corp.	516,341
11,300	XL Group Plc	223,401
		3,677,908
See accompanying notes to financial statements.
Jefferson National Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Shares		Value
	INTERNET - 2.3%
125	AboveNet, Inc. *	$ 8,126
1,400	comScore, Inc. *	29,680
400	DealerTrack Holdings, Inc. *	10,904
3,600	F5 Networks, Inc. *	382,032
1,075	Global Sources Ltd. *	5,214
15,400	IAC/InterActiveCorp	656,040
5,100	Liquidity Services, Inc. *	188,190
825	NIC, Inc.	10,981
1,000	Stamps.com, Inc. *	26,130
14,000	TIBCO Software, Inc. *	334,740
725	Travelzoo, Inc. *	17,821
2,125	United Online, Inc.	11,560
1,450	VASCO Data Security International, Inc. *	9,454
4,100	VeriSign, Inc.	146,452
		1,837,324
	IRON/STEEL - 1.2%
975	Metals USA Holdings Corp. *	10,969
10,000	Nucor Corp.	395,700
5,100	Reliance Steel & Aluminum Co.	248,319
24,000	Steel Dynamics, Inc.	315,600
		970,588
	LEISURE TIME - 1.1%
2,600	Arctic Cat, Inc. *	58,630
4,725	Brunswick Corp.	85,333
12,750	Polaris Industries, Inc.	713,745
2,650	Town Sports International Holdings, Inc. *	19,478
		877,186
	LODGING - 0.7%
7,850	Boyd Gaming Corp. *	58,561
13,900	Wyndham Worldwide Corp.	525,837
		584,398
	MACHINERY-DIVERSIFIED - 1.2%
8,500	AGCO Corp. *	365,245
1,925	Altra Holdings, Inc. *	36,248
1,800	Applied Industrial Technologies, Inc.	63,306
4,700	Briggs & Stratton Corp.	72,803
200	Chart Industries, Inc. *	10,814
3,000	CNH Global NV *	107,970
1,425	Cognex Corp.	51,001
2,275	Hurco Cos., Inc. *	47,775
350	iRobot Corp. *	10,448
1,600	NACCO Industries, Inc. - Cl. A	142,752
1,350	Sauer-Danfoss, Inc. *	48,883
600	Twin Disc, Inc.	21,792
		979,037
See accompanying notes to financial statements.
Jefferson National Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Shares		Value
	MEDIA - 0.8%
12,125	Belo Corp. - Series A	$ 76,387
4,200	CBS Corp. - Cl. B	113,988
8,125	Entercom Communications Corp. - Cl. A *	49,969
2,650	EW Scripps Co. - Cl. A *	21,227
3,300	John Wiley & Sons, Inc.	146,520
2,450	Journal Communications, Inc. - Cl. A *	10,780
91,900	Sirius XM Radio, Inc. *	167,258
		586,129
	METAL FABRICATE/HARDWARE - 0.8%
650	Haynes International, Inc.	35,490
900	Northwest Pipe Co. *	20,574
12,400	Timken Co.	480,004
7,350	Worthington Industries, Inc.	120,393
		656,461
	MINING - 0.5%
325	AMCOL International Corp.	8,726
775	Coeur d'Alene Mines Corp. *	18,709
3,600	Compass Minerals International, Inc.	247,860
12,525	Noranda Aluminum Holding Corp.	103,331
1,150	Vista Gold Corp. *	3,531
		382,157
	MISCELLANEOUS MANUFACTURING - 1.7%
1,850	American Railcar Industries, Inc. *	44,271
875	Barnes Group, Inc.	21,096
300	CLARCOR, Inc.	14,997
1,750	Colfax Corp. *	49,840
8,600	Eaton Corp.	374,358
5,925	Hexcel Corp. *	143,444
875	John Bean Technologies Corp.	13,449
1,725	Koppers Holdings, Inc.	59,271
1,725	Lydall, Inc. *	16,370
4,300	Movado Group, Inc.	78,131
1,725	Park-Ohio Holdings Corp. *	30,774
5,550	Parker Hannifin Corp.	423,187
3,025	Sturm Ruger & Co., Inc.	101,216
		1,370,404
	OFFICE FURNISHINGS - 0.2%
5,525	Herman Miller, Inc.	101,936
3,125	Knoll, Inc.	46,406
5,350	Steelcase, Inc. - Cl. A	39,911
		188,253
See accompanying notes to financial statements.
Jefferson National Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Shares		Value
	OIL & GAS - 5.0%
100	Apco Oil and Gas International, Inc.	$ 8,172
12,300	Cabot Oil & Gas Corp.	933,570
9,175	Callon Petroleum Co. *	45,600
3,950	CVR Energy, Inc. *	73,983
1,900	Diamond Offshore Drilling, Inc.	104,994
3,075	Energy XXI Bermuda Ltd. *	98,031
10,900	Forest Oil Corp. *	147,695
1,775	Gulfport Energy Corp. *	52,274
10,200	Helmerich & Payne, Inc.	595,272
5,100	Murphy Oil Corp.	284,274
2,200	Noble Energy, Inc.	207,658
2,775	Parker Drilling Co. *	19,897
8,200	Plains Exploration & Production Co. *	301,104
1,525	Rosetta Resources, Inc. *	66,337
4,375	Stone Energy Corp. *	115,412
1,025	Swift Energy Co. *	30,463
9,800	Tesoro Corp. *	228,928
3,600	Unit Corp. *	167,040
4,625	Vaalco Energy, Inc. *	27,935
17,700	Valero Energy Corp.	372,585
825	W&T Offshore, Inc.	17,498
4,150	Western Refining, Inc. *	55,153
		3,953,875
	OIL & GAS SERVICES - 0.7%
4,600	Atwood Oceanics, Inc. *	183,034
2,200	Complete Production Services, Inc. *	73,832
1,050	Flotek Industries, Inc. *	10,458
2,350	Helix Energy Solutions Group, Inc. *	37,130
875	Key Energy Services, Inc. *	13,536
3,250	Matrix Service Co. *	30,680
1,100	Mitcham Industries, Inc. *	24,024
16,175	Newpark Resources, Inc. *	153,662
150	OYO Geospace Corp. *	11,600
		537,956
	PACKAGING & CONTAINERS - 0.1%
1,400	Graphic Packaging Holding Co. *	5,964
4,500	Owens-Illinois, Inc. *	87,210
		93,174
See accompanying notes to financial statements.
Jefferson National Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Shares		Value
	PHARMACEUTICALS - 2.5%
975	Akorn, Inc. *	$ 10,842
10,500	AmerisourceBergen Corp.	390,495
6,500	Herbalife Ltd.	335,855
275	Hi-Tech Pharmacal Co., Inc. *	10,695
725	Jazz Pharmaceuticals Plc *	28,007
4,600	Mead Johnson Nutrition Co. - Cl. A	316,158
225	Medicis Pharmaceutical Corp. - Cl. A	7,481
200	Medivation, Inc. *	9,222
3,000	Nature's Sunshine Products, Inc. *	46,560
1,600	Neurocrine Biosciences, Inc. *	13,600
1,200	Pharmacyclics, Inc. *	17,784
1,200	Pharmasset, Inc. *	153,840
2,800	Questcor Pharmaceuticals, Inc. *	116,424
600	Salix Pharmaceuticals Ltd. *	28,710
3,500	Schiff Nutrition International, Inc. *	37,450
8,600	Spectrum Pharmaceuticals, Inc. *	125,818
150	USANA Health Sciences, Inc. *	4,556
3,500	Viropharma, Inc. *	95,865
3,300	Watson Pharmaceuticals, Inc. *	199,122
		1,948,484
	PIPELINES - 1.3%
6,700	ONEOK, Inc.	580,823
14,100	Spectra Energy Corp.	433,575
		1,014,398
	PRIVATE EQUITY - 0.4%
37,700	American Capital Ltd. *	253,721
5,900	Gladstone Investment Corp.	42,893
		296,614
	REAL ESTATE - 0.1%
2,475	HFF, Inc. - Cl. A *	25,567
650	Sovran Self Storage, Inc.	27,736
		53,303
	REITS - 7.6%
1,025	AG Mortgage Investment Trust, Inc. *	20,633
1,275	American Campus Communities, Inc.	53,499
10,700	American Capital Agency Corp.	300,456
14,100	Annaly Capital Management, Inc.	225,036
20,200	Anworth Mortgage Asset Corp.	126,856
1,100	ARMOUR Residential REIT, Inc.	7,755
10,600	Ashford Hospitality Trust, Inc.	84,800
1,400	AvalonBay Communities, Inc.	182,840
4,025	Boston Properties, Inc.	400,890
6,600	Brandywine Realty Trust	62,700
3,800	Camden Property Trust	236,512
650	CBL & Associates Properties, Inc.	10,205
135,700	Chimera Investment Corp.	340,607
25,700	CommonWealth REIT	427,648
See accompanying notes to financial statements.
Jefferson National Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Shares		Value
	REITS - 7.6% (Cont.)
5,825	Coresite Realty Corp.	$ 103,801
4,200	Equity Residential	239,526
6,600	HCP, Inc.	273,438
3,300	Health Care REIT, Inc.	179,949
1,075	Highwoods Properties, Inc.	31,895
600	Home Properties, Inc.	34,542
4,500	Hospitality Properties Trust	103,410
1,600	Invesco Mortgage Capital, Inc.	22,480
12,600	Kimco Realty Corp.	204,624
3,800	Macerich Co.	192,280
4,600	Mack-Cali Realty Corp.	122,774
4,225	MFA Financial, Inc.	28,392
3,025	Mission West Properties, Inc.	27,286
2,275	National Retail Properties, Inc.	60,014
3,625	Post Properties, Inc.	158,485
300	Potlatch Corp.	9,333
2,000	PS Business Parks, Inc.	110,860
6,600	Rayonier, Inc.	294,558
3,750	Resource Capital Corp.	21,038
4,200	SL Green Realty Corp.	279,888
11,100	Sunstone Hotel Investors, Inc. *	90,465
2,625	Tanger Factory Outlet Centers	76,965
14,950	Two Harbors Investment Corp.	138,138
400	Universal Health Realty Income Trust	15,600
6,900	Ventas, Inc.	380,397
3,774	Vornado Realty Trust	290,070
3,825	Winthrop Realty Trust	38,900
		6,009,545
	RETAIL - 6.4%
2,460	AutoZone, Inc. *	799,426
6,100	Bed Bath & Beyond, Inc. *	353,617
250	Body Central Corp. *	6,240
10,900	Brinker International, Inc.	291,684
1,275	Cash America International, Inc.	59,453
800	Coinstar, Inc. *	36,512
10,875	Conn's, Inc. *	120,712
3,575	Cost Plus, Inc. *	34,856
550	Cracker Barrel Old Country Store, Inc.	27,726
9,200	Dollar Tree, Inc. *	764,612
5,425	Domino's Pizza, Inc. *	184,179
4,625	Express, Inc. *	92,222
1,450	Ezcorp, Inc. - Cl. A *	38,237
1,875	First Cash Financial Services, Inc. *	65,794
6,500	Foot Locker, Inc.	154,960
200	Genesco, Inc. *	12,348
1,475	Hibbett Sports, Inc. *	66,640
2,350	HSN, Inc.	85,211
See accompanying notes to financial statements.
Jefferson National Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Shares		Value
	RETAIL - 6.4% (Cont.)
11,100	Macy's, Inc.	$ 357,198
1,850	Nu Skin Enterprises, Inc.	89,854
1,375	Papa John's International, Inc. *	51,810
2,575	PC Connection, Inc.	28,557
4,600	Penske Automotive Group, Inc.	88,550
875	PetMed Express, Inc.	9,083
9,800	PetSmart, Inc.	502,642
3,975	Pier 1 Imports, Inc. *	55,372
450	Pricesmart, Inc.	31,316
4,100	Ross Stores, Inc.	194,873
4,850	Susser Holdings Corp. *	109,707
4,900	Tractor Supply Co.	343,735
		5,057,126
	SAVINGS & LOANS - 0.1%
8,350	Bank Mutual Corp.	26,553
2,800	Home Federal Bancorp, Inc.	29,120
		55,673
	SEMICONDUCTORS - 3.3%
24,200	Advanced Micro Devices, Inc. *	130,680
8,600	Altera Corp.	319,060
21,500	Analog Devices, Inc.	769,270
225	ATMI, Inc. *	4,507
15,100	Avago Technologies Ltd.	435,786
3,350	Ceva, Inc. *	101,371
5,100	Cypress Semiconductor Corp. *	86,139
5,050	Entropic Communications, Inc. *	25,806
1,100	Hittite Microwave Corp. *	54,318
3,275	Integrated Device Technology, Inc. *	17,882
4,500	IXYS Corp. *	48,735
2,500	KLA-Tencor Corp.	120,625
5,225	Kulicke & Soffa Industries, Inc. *	48,331
4,075	Lattice Semiconductor Corp. *	24,206
25,700	LSI Corp. *	152,915
750	LTX-Credence Corp. *	4,013
1,400	Microsemi Corp. *	23,450
1,050	Netlogic Microsystems, Inc. *	52,048
3,075	Richardson Electronics Ltd.	37,792
350	Supertex, Inc. *	6,608
6,600	Teradyne, Inc. *	89,958
2,400	Tessera Technologies, Inc. *	40,200
		2,593,700
	SHIPBUILDING - 0.2%
4,700	Huntington Ingalls Industries, Inc. *	147,016
See accompanying notes to financial statements.
Jefferson National Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Shares		Value
	SOFTWARE - 1.6%
11,500	Activision Blizzard, Inc.	$ 141,680
2,225	Actuate Corp. *	13,039
3,975	American Software, Inc. - Cl. A	37,564
1,800	ANSYS, Inc. *	103,104
3,200	Aspen Technology, Inc. *	55,520
250	athenahealth, Inc. *	12,280
6,000	Autodesk, Inc. *	181,980
2,000	CommVault Systems, Inc. *	85,440
250	Computer Programs & Systems, Inc.	12,778
8,400	Electronic Arts, Inc. *	173,040
400	Fair Isaac Corp.	14,336
2,150	JDA Software Group, Inc. *	69,638
1,975	Monotype Imaging Holdings, Inc. *	30,790
700	NetSuite, Inc. *	28,385
825	Progress Software Corp. *	15,964
600	PROS Holdings, Inc. *	8,928
1,025	QAD, Inc. - Cl. A *	10,763
1,200	QLIK Technologies, Inc. *	29,040
200	Quality Systems, Inc.	7,398
1,825	SolarWinds, Inc. *	51,009
1,500	SS&C Technologies Holdings, Inc. *	27,090
1,300	SuccessFactors, Inc. *	51,831
250	SYNNEX Corp. *	7,615
3,675	Tyler Technologies, Inc. *	110,654
		1,279,866
	STORAGE/WAREHOUSING - 0.0%
325	Wesco Aircraft Holdings, Inc. *	4,547

	TELECOMMUNICATIONS - 2.5%
800	ADTRAN, Inc.	24,128
2,150	Anixter International, Inc. *	128,226
1,150	Cbeyond, Inc. *	9,212
1,350	Comtech Telecommunications Corp.	38,637
900	Consolidated Communications Holdings, Inc.	17,145
6,000	Crown Castle International Corp. *	268,800
1,800	Globecomm Systems, Inc. *	24,624
1,000	HickoryTech Corp.	11,080
8,100	JDS Uniphase Corp. *	84,564
4,300	Motorola Mobility Holdings, Inc. *	166,840
2,375	Netgear, Inc. *	79,729
8,500	NeuStar, Inc. - Cl. A *	290,445
2,825	ORBCOMM, Inc. *	8,447
1,200	Plantronics, Inc.	42,768
10,175	Premiere Global Services, Inc. *	86,182
7,475	Procera Networks, Inc. *	116,460
1,775	RF Micro Devices, Inc. *	9,585
4,450	TeleNav, Inc. *	34,755
See accompanying notes to financial statements.
Jefferson National Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Shares		Value
	TELECOMMUNICATIONS - 2.5% (Cont.)
9,400	Telephone & Data Sys., Inc.	$ 243,366
5,200	tw telecom, Inc. *	100,776
3,700	United States Cellular Corp. *	161,431
		1,947,200
	TEXTILES - 0.0%
500	G&K Services, Inc. - Cl. A	14,555

	TOYS/GAMES/HOBBIES - 0.2%
4,700	Mattel, Inc.	130,472

	TRANSPORTATION - 0.8%
3,200	Arkansas Best Corp.	61,664
975	Celadon Group, Inc.	11,515
1,600	Golar LNG Ltd.	71,120
700	HUB Group, Inc. - Cl. A *	22,701
8,600	Landstar System, Inc.	412,112
1,950	Old Dominion Freight Line, Inc. *	79,033
		658,145
	TRUCKING & LEASING - 0.1%
1,200	Amerco, Inc.	106,080

	TOTAL COMMON STOCK (Cost - $73,487,870)	78,078,186

	SHORT-TERM INVESTMENTS - 0.3%
269,114	AIM STIT Liquid Assets Portfolio, to yield 0.08% (Cost - $269,114) (a)	269,114

	TOTAL INVESTMENTS - 99.6% (Cost - $73,756,984) (b)	$ 78,347,300
	OTHER ASSETS LESS LIABILITIES - 0.4%	313,343
	NET ASSETS - 100.0%	$ 78,660,643

* Non-income producing security.
(a) Variable rate security, the money market rate shown represents the rate at December 31, 2011.
(b) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $73,867,194 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation:	$ 7,920,816
	Unrealized depreciation:	(3,440,710)
	Net unrealized appreciation:	$ 4,480,106

                                                                                                                                            See accompanying notes to financial statements.

Dear Shareholders:

We are pleased to present you with the JNF Balanced Portfolio Annual Report for 2011.

The JNF Balanced Portfolio (the “Fund”) returned 8.56% for the fourth quarter, slightly underperforming the split 70/30 benchmark, which returned 8.63%1.  For 2011, the Fund’s return was 6.01% while the benchmark return is 3.40%.  For the year, excess return came from outperformance in both the equity and fixed income portions of the Fund, as well as good tactical asset allocation decisions throughout the year.

The Equity Team at the Sub-Adviser, Chicago Equity Partners, LLC (“CEP”), based upon a belief that certain fundamental characteristics drive stock performance, seeks out companies with a combination of favorable growth and valuation characteristics that will out-perform their peers in the long run.  CEP looks for stocks with a combination of the following qualities:

▪

They are trading at a reasonable price versus peer companies;

▪

Expected earnings are increasing faster versus peer companies;

▪

They have strong balance sheets and have a higher quality aspect to them; and

▪

They are responsible with their capital.

Volatility moved downward in the fourth quarter, after spiking sharply in the third quarter due to European sovereign debt fears. At this point, the goals of European regulators are to provide some sort of “ring-fence” around peripheral European countries and to inject sufficient bank liquidity to prevent a second financial crisis. In attempting these goals, the European Central Bank launched a three-year open-ended collateral agreement with banking institutions, which many would consider a “stealth” quantitative easing.  While most observers expect Europe to struggle, many now foresee a potential soft landing in China and a reacceleration in Asian growth.

The stock market rebounded in the fourth quarter and most observers believe economic growth expanded more than 3% in the final three months of 2011. Consumers ramped up their spending and non-mortgage borrowing in the quarter, as confidence rose and the unemployment rate fell. Corporate profit growth still remained stronger than nominal GDP growth, but both should start to converge in 2012, as margin expansion peaks, export strength ebbs somewhat and recent dollar strength continues.

1 The balanced index is comprised of 70 % Russell 1000 Index and 30% Barclay’s Capital US Aggregate Index. The Russell 1000 is an unmanaged index that measures the performance of the 1000 largest companies in the Russell 3000. The Barclay’s Capital US Aggregate Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities.  Index returns assume reinvestment of dividends.  Unlike the fund’s returns; however, they do not reflect any fees or expenses.  An investor cannot invest directly in an index.

After an angst-filled third quarter, markets quickly regained their footing, and rebounded in the early part of the fourth quarter.  Pessimism about an impending economic deceleration receded, and investors shifted their focus toward corporations with strong balance sheets and attractive valuations that continued to deliver strong earnings.  But worries remain unresolved, and many investors expect the pace of earnings growth to decline.  The latest headlines coming out of Europe will continue to influence market movements.  While references to green shoots are no longer part of the lexicon, encouraging data with respect to construction, manufacturing and auto and retail sales suggest the economy continues to make progress.  But will that progress be sufficient to win over the non-believers?

The equity portion of the Fund slightly outperformed in the fourth quarter, and significantly outperformed during the year.  The stock-selection forecasts from CEP’s model were mixed for the quarter.  Low ranked stocks performed better than expected as the bottom quintile of securities outperformed the top quintile of securities in four out of five super sectors.  However, the top quintile of securities outperformed the fourth quintile of securities in four out of five super sectors. For the quarter, two out of four factor groups were positive. The value factors provided the strongest discrimination during the quarter, with particularly strong performance in October. The quality group was also positive.  Momentum, which was the best performing group in 2011, lagged during the fourth quarter.  The growth group was also slightly negative.

Eight of the ten sectors delivered returns in excess of the benchmark.  The largest positive contribution came from the financial sector, again.  Industrials, health care, and technology also produced solid results.  The discretionary sector was the largest detractor of performance, with the majority concentrated in the retailing industry.  Year-to-date, the portfolio experienced broad and balanced outperformance with all ten sectors registering above benchmark returns.

Overall, our philosophy will not change based on short-term trends or conditions in the market.  We will continue to use our disciplined approach to provide added value at controlled levels of risk.

Headlines regarding the European sovereign debt crisis greatly influenced capital markets throughout the world in 2011.  While policymakers have yet to achieve a lasting solution, attempts to calm markets, restore confidence, and put government budgets on a more-sound trajectory threaten the growth outlook for the world’s largest economic region in 2012.  The combination of increasing risk and slowing growth resulted in lower rates and higher risk premiums in the United States.  After starting the year at historically low levels, interest rates on U.S. Treasury securities fell further, even as Standard & Poor’s downgraded the U.S.’s credit rating.  Corporate bonds, after starting the year with strong performance, were unable to keep pace with government bonds, as the outlook for a sustained U.S. recovery remains uncertain.  Elevated levels of unemployment and household debt, combined with continued weakness in the housing market, are preventing the U.S. economy from achieving the desired momentum.  Attempts by federal, state, and local governments to trim spending and boost revenues will further challenge the U.S. economy in 2012.

U.S. Treasuries represented the best-performing sector of the fixed income market in 2011, with a total return of 9.81%.  On a duration-adjusted basis, agency debentures represented the best-performing non-Treasury sector, followed by agency mortgage-backed securities (MBS).  While investment-grade corporate bonds had attractive total returns for the year, the sector’s relative return trailed the Treasury Index by more than 3.5%.

The fixed income portion of the Fund performed in-line for the quarter, and had another successful year.  An underweight to corporate bonds, an emphasis on quality, attractive yield-curve positioning, and income from government mortgages were the primary sources of excess return.  2011 marks the fifth-consecutive year in which our core strategy outperformed the Barclays Capital Aggregate Index.   ;

The combination of research, risk management, and a commitment to a disciplined decision-making process has led to outperformance for our core product in nine of the last 10 years.  A consistent track record through meaningfully different economic environments and difficult market climates demonstrates the value of our fixed income management approach.   We believe the Funds fixed income portfolio remains positioned to benefit from an environment characterized by a lower appetite for risk.  As always, we will be diligent in monitoring exposures and will adjust the portfolio accordingly as we monitor the market conditions.

The Fund recently filed proxy materials with the U.S. Securities and Exchange Commission (the “SEC”) to solicit shareholder approval of several proposals.  First, shareholders of the Fund are being asked to approve a new investment advisory agreement by and between Northern Lights Variable Trust (the “Trust”) and JNF Advisors, Inc. ("JNF") with respect to the Fund (the "Proposed Advisory Agreement").  JNF has informed the Board of Trustees of NLVT that JNF's parent company, Jefferson National Financial Corp. ("JNFC") entered into a transaction that resulted in a "change in control" of JNFC, and indirectly, JNF (the "JNF Reorganization").  Upon the December 30, 2011, closing of the JNF Reorganization, the existing investment advisory and sub-advisory agreement with regard to the Fund automatically terminated.  JNF and CEP, the sub-adviser to the Fund, are currently advising the Fund under interim advisory agreements.  Thus, shareholders of the Fund are being asked to approve the Proposed Advisory Agreement to allow JNF to continue to provide investment advisory services to each Fund.  Shareholders also are being asked to approve a new sub-advisory agreement with CEP to allow CEP to continue to provide investment sub-advisory services to the Fund (the “Proposed Sub-Advisory Agreement”).

In addition to approving the Proposed Advisory and Sub-Advisory Agreements, shareholders of the Fund are being asked to approve the implementation of an exemptive order obtained by NLVT and JNF  from the SEC (the "Order").  If implementation of the Order is approved by shareholders, the Order will permit JNF to enter into or materially amend terms of sub-advisory agreements (such as the Proposed Sub-Advisory Agreement), subject to the prior approval of the Board of Trustees of NLVT but without seeking shareholder approval.

Sincerely,

JNF Advisors, Inc.

*Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on redemption of fund shares. There is no front end or back end load for the JNF Balanced Portfolio. The total annual operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated May, 1 2011 is 1.35% (before fee waiver/reimbursement). For performance information current to the most recent month-end, please call toll-free 1-866-667-0564. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower. The Portfolio’s prospectus contains more complete information, including fees, expenses and risks involved in investing in Mutual Funds and should be read carefully before investing.

The Portfolio is an Investment vehicle for variable annuity contracts. All Performance figures for the Portfolio do not include any fees or expenses that are typically charged by these contracts. If these fees and expenses were included your overall expenses would be higher. Please review your insurance contract prospectus for further description of these fees and expenses.

JNF Balanced Portfolio
PORTFOLIO REVIEW (Unaudited)
December 31, 2011

The Fund's performance figures* for the period ended December 31, 2011, as compared to its benchmark:

	One Year	Three Year	Since Inception**
JNF Balanced Portfolio	6.01%	13.01%	1.92%
Barclay's Capital US Aggregate Bond Index ***	7.84%	6.77%	6.52%
Russell 1000 Total Return Index ***	1.50%	14.81%	-1.21%
Blended Benchmark Index ***	3.40%	12.40%	1.11%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account.

** Inception date is May 1, 2007.

*** The Blended Benchmark Index represents a blend of 70% Russell 1000 Total Return Index and 30% Barclay's Capital US Aggregate Bond Index. The Russell 1000 is an unmanaged index that measures the performance of the 1000 largest companies in the Russell 3000. The Barclay’s Capital US Aggregate Index  is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities.

Top Ten Holdings by Industry	% of Net Assets
US Government Agencies - Mortgage Backed	12.6%
US Government	6.9%
Oil & Gas	6.8%
Computers	6.3%
Pharmaceuticals	6.0%
Banks	4.0%
Retail	3.9%
US Government Agency	3.4%
Electric	3.1%
Semiconductors	2.9%
Other, Cash & Cash Equivalents	44.1%
100.0%

Jefferson National Balanced Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2011
Shares				Value
	COMMON STOCK - 70.4%
	ADVERTISING - 0.2%
3,700	Interpublic Group of Cos., Inc.			$ 36,001

	AEROSPACE/DEFENSE - 1.7%
3,100	Exelis, Inc.			28,055
1,100	General Dynamics Corp.			73,051
300	Lockheed Martin Corp.			24,270
2,500	Northrop Grumman Corp.			146,200
950	United Technologies Corp.			69,435
				341,011
	AGRICULTURE - 1.5%
546	Lorillard, Inc.			62,244
3,160	Philip Morris International, Inc.			247,997
				310,241
	APPAREL - 0.7%
350	Coach, Inc.			21,364
950	VF Corp.			120,640
				142,004
	AUTO PARTS & EQUIPMENT - 0.3%
1,950	TRW Automotive Holdings Corp. *			63,570

	BANKS - 3.9%
11,200	Bank of America Corp.			62,272
2,000	Capital One Financial Corp.			84,580
3,280	Citigroup, Inc.			86,297
4,890	JPMorgan Chase & Co.			162,593
11,800	KeyCorp			90,742
1,500	PNC Financial Services Group, Inc.			86,505
3,900	US Bancorp			105,495
4,100	Wells Fargo & Co.			112,996
				791,480
	BEVERAGES - 1.5%
1,100	Brown-Forman Corp. - Cl. B			88,561
2,200	Coca-Cola Enterprises, Inc.			56,716
4,550	Constellation Brands, Inc. - Cl. A *			94,048
600	Monster Beverage Corp. *			55,284
				294,609
	BIOTECHNOLOGY - 1.6%
700	Alexion Pharmaceuticals, Inc. *			50,050
635	Amgen, Inc.			40,773
2,300	Charles River Laboratories International, Inc. *			62,859
1,200	Gilead Sciences, Inc. *			49,116
2,500	United Therapeutics Corp. *			118,125
				320,923
See accompanying notes to financial statements.
Jefferson National Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Shares				Value
	CHEMICALS - 1.3%
600	Cabot Corp.			$ 19,284
285	CF Industries Holdings, Inc.			41,319
400	Eastman Chemical Co.			15,624
800	EI du Pont de Nemours & Co.			36,624
650	FMC Corp.			55,926
1,000	PPG Industries, Inc.			83,490
400	WR Grace & Co. *			18,368
				270,635
	COMMERCIAL SERVICES - 2.1%
200	Alliance Data Systems Corp. *			20,768
2,300	Automatic Data Processing, Inc.			124,223
300	ITT Educational Services, Inc. *			17,067
400	Towers Watson & Co. - Cl. A			23,972
1,925	Visa, Inc. - Cl. A			195,445
350	Weight Watchers International, Inc.			19,253
1,400	Western Union Co.			25,564
				426,292
	COMPUTERS - 6.2%
3,900	Accenture PLC - Cl. A			207,597
1,055	Apple, Inc. *			427,275
11,100	Cadence Design Systems, Inc. *			115,440
650	Cognizant Technology Solutions Corp. - Cl. A *			41,801
4,800	Dell, Inc. *			70,224
1,920	International Business Machines Corp.			353,050
1,200	NCR Corp. *			19,752
				1,235,139
	COSMETICS/PERSONAL CARE - 0.9%
1,150	Colgate-Palmolive Co.			106,248
650	Estee Lauder Cos., Inc. - Cl. A			73,008
				179,256
	DISTRIBUTION/WHOLESALE - 1.2%
400	Genuine Parts Co.			24,480
1,115	WW Grainger, Inc.			208,717
				233,197
	DIVERSIFIED FINANCIAL SERVICES - 1.3%
400	American Express Co.			18,868
5,800	Discover Financial Services			139,200
575	Franklin Resources, Inc.			55,234
2,900	SLM Corp.			38,860
				252,162
	ELECTRIC - 2.6%
3,800	Ameren Corp.			125,894
2,700	Consolidated Edison, Inc.			167,481
8,700	Duke Energy Corp.			191,400
1,300	Wisconsin Energy Corp.			45,448
				530,223
See accompanying notes to financial statements.
Jefferson National Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Shares				Value
	ELECTRONICS - 0.9%
800	Honeywell International, Inc.			$ 43,480
2,900	Jabil Circuit, Inc.			57,014
400	Tech Data Corp. *			19,764
400	Tyco International Ltd.			18,684
3,800	Vishay Intertechnology, Inc. *			34,162
				173,104
	ENGINEERING & CONSTRUCTION - 0.5%
800	Chicago Bridge & Iron Co. NV			30,240
1,550	Fluor Corp.			77,887
				108,127
	FOOD - 1.7%
750	Corn Products International, Inc.			39,442
2,700	Dean Foods Co. *			30,240
3,500	Hormel Foods Corp.			102,515
3,800	Kroger Co.			92,036
1,200	Sara Lee Corp.			22,704
2,900	SUPERVALU, Inc.			23,548
1,000	Sysco Corp.			29,330
				339,815
	FOREST PRODUCTS & PAPER - 0.7%
1,175	Domtar Corp.			93,953
1,500	International Paper Co.			44,400
				138,353
	GAS - 0.3%
2,500	NiSource, Inc.			59,525

	HEALTHCARE-PRODUCTS - 0.2%
1,400	DENTSPLY International, Inc.			48,986

	HEALTHCARE-SERVICES - 1.5%
1,600	Aetna, Inc.			67,504
700	Health Net, Inc. *			21,294
1,850	Humana, Inc.			162,078
900	UnitedHealth Group, Inc.			45,612
				296,488
	HOME FURNISHINGS - 0.3%
1,050	Tempur-Pedic International, Inc. *			55,156

	HOUSEHOLD PRODUCTS/WARES - 0.3%
700	Kimberly-Clark Corp.			51,492

See accompanying notes to financial statements.
Jefferson National Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Shares				Value
	INSURANCE - 2.5%
925	ACE Ltd.			$ 64,861
1,100	Allied World Assurance Co. Holdings AG			69,223
1,200	Arch Capital Group Ltd. *			44,676
3,100	Assurant, Inc.			127,286
700	Berkshire Hathaway, Inc. - Cl. B *			53,410
900	Chubb Corp.			62,298
1,400	Lincoln National Corp.			27,188
1,400	MetLife, Inc.			43,652
				492,594
	INTERNET - 1.5%
550	F5 Networks, Inc. *			58,366
190	Google, Inc. - Cl. A *			122,721
700	IAC/InterActiveCorp			29,820
60	priceline.com, Inc. *			28,063
1,900	VeriSign, Inc.			67,868
				306,838
	IRON/STEEL - 0.3%
1,200	Nucor Corp.			47,484
1,600	Steel Dynamics, Inc.			21,040
				68,524
	LEISURE TIME - 0.3%
950	Polaris Industries, Inc.			53,181

	LODGING - 0.1%
600	Wyndham Worldwide Corp.			22,698

	MACHINERY-CONSTRUCTION & MINING - 0.6%
1,225	Caterpillar, Inc.			110,985

	MEDIA - 2.0%
3,800	CBS Corp. - Cl. B			103,132
1,125	DIRECTV - Cl. A *			48,105
650	Liberty Media Corp. - Capital *			50,733
10,300	Sirius XM Radio, Inc. *			18,746
1,400	Time Warner, Inc.			50,596
2,700	Viacom, Inc. - Cl. B			122,607
				393,919
	METAL FABRICATE/HARDWARE - 0.3%
1,600	Timken Co.			61,936

	MINING - 0.3%
3,300	Alcoa, Inc.			28,545
1,100	Freeport-McMoRan Copper & Gold, Inc. - Cl. B			40,469
				69,014
See accompanying notes to financial statements.
Jefferson National Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Shares				Value
	MISCELLANEOUS MANUFACTURING - 1.3%
900	Eaton Corp.			$ 39,177
7,300	General Electric Co.			130,743
1,100	Parker Hannifin Corp.			83,875
				253,795
	OIL & GAS - 6.7%
400	Apache Corp.			36,232
2,100	Cabot Oil & Gas Corp. - Cl. A			159,390
3,625	Chevron Corp.			385,700
2,500	ConocoPhillips			182,175
400	Devon Energy Corp.			24,800
800	Diamond Offshore Drilling, Inc.			44,208
3,315	Exxon Mobil Corp.			280,979
800	Helmerich & Payne, Inc.			46,688
500	Marathon Oil Corp.			14,635
250	Marathon Petroleum Corp.			8,323
900	Murphy Oil Corp.			50,166
300	Noble Energy, Inc.			28,317
4,100	Valero Energy Corp.			86,305
				1,347,918
	OIL & GAS SERVICES - 1.1%
1,550	Halliburton Co.			53,491
2,350	National Oilwell Varco, Inc.			159,777
				213,268
	PHARMACEUTICALS - 5.7%
2,400	Abbott Laboratories			134,952
900	Cardinal Health, Inc.			36,549
2,150	Eli Lilly & Co.			89,354
1,100	Herbalife Ltd.			56,837
5,755	Johnson & Johnson			377,413
700	McKesson Corp.			54,537
550	Mead Johnson Nutrition Co. - Cl. A			37,802
850	Medco Health Solutions, Inc. *			47,515
14,008	Pfizer, Inc.			303,133
				1,138,092
	PIPELINES - 0.1%
350	ONEOK, Inc.			30,342

	REITS - 2.4%
4,300	Annaly Capital Management, Inc.			68,628
6,800	Brandywine Realty Trust			64,600
11,500	Chimera Investment Corp.			28,865
1,575	CommonWealth REIT			26,208
1,500	Hospitality Properties Trust			34,470
1,375	Public Storage			184,883
600	Simon Property Group, Inc.			77,364
				485,018
See accompanying notes to financial statements.
Jefferson National Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Shares				Value
	RETAIL - 3.7%
215	AutoZone, Inc. *			$ 69,869
750	Bed Bath & Beyond, Inc. *			43,478
1,600	Best Buy Co., Inc.			37,392
850	Costco Wholesale Corp.			70,822
400	Dillard's, Inc. - Cl. A			17,952
2,800	Macy's, Inc.			90,104
700	McDonald's Corp.			70,231
1,600	Ross Stores, Inc.			76,048
1,400	Starbucks Corp.			64,414
1,800	TJX Cos., Inc.			116,190
300	Ulta Salon Cosmetics & Fragrance, Inc. *			19,476
1,950	Williams-Sonoma, Inc.			75,075
				751,051
	SEMICONDUCTORS - 2.9%
11,000	Advanced Micro Devices, Inc. *			59,400
2,350	Altera Corp.			87,185
1,350	Analog Devices, Inc.			48,303
6,600	Intel Corp.			160,050
4,350	QUALCOMM, Inc.			237,945
				592,883
	SOFTWARE - 1.5%
500	Intuit, Inc.			26,295
3,740	Microsoft Corp.			97,090
7,050	Oracle Corp.			180,833
				304,218
	TELECOMMUNICATIONS - 2.3%
1,700	AT&T, Inc.			51,408
198	Aviat Networks, Inc. *			362
900	CenturyLink, Inc.			33,480
700	Crown Castle International Corp. *			31,360
1,000	Telephone & Data Sys., Inc. *			25,890
8,000	Verizon Communications, Inc.			320,960
				463,460
	TOYS/GAMES/HOBBIES - 0.3%
2,200	Mattel, Inc.			61,072

	TRANSPORTATION - 0.9%
1,450	Norfolk Southern Corp.			105,647
950	United Parcel Service, Inc. - Cl. B			69,531
				175,178
	WATER - 0.2%
1,000	American Water Works Co., Inc.			31,860

	TOTAL COMMON STOCK (Cost - $12,930,839)			14,125,633
See accompanying notes to financial statements.
Jefferson National Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Par Value		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 27.0%
	AGRICULTURE - 0.1%
$ 10,000	Altria Group, Inc.	9.7000	11/10/2018	$ 13,465

	BANKS - 0.1%
10,000	JPMorgan Chase & Co.	4.6250	5/10/2021	10,258
10,000	JPMorgan Chase & Co.	6.0000	1/15/2018	11,185
				21,443
	BEVERAGES - 0.4%
15,000	Anheuser-Busch InBev Worldwide, Inc.	5.3750	1/15/2020	17,537
30,000	Coca-Cola Refreshments USA, Inc.	7.3750	3/3/2014	33,956
25,000	PepsiCo, Inc.	2.5000	5/10/2016	26,059
				77,552
	BIOTECHNOLOGY - 0.1%
15,000	Amgen, Inc.	4.1000	6/15/2021	15,321

	CHEMICALS - 0.1%
13,000	EI du Pont de Nemours & Co.	5.0000	1/15/2013	13,565

	COMMERCIAL MBS - 0.3%
54,883	JP Morgan Chase Commercial Mortgage Securities Corp. 2002-C2 A2	5.0500	12/12/2034	55,984

	COMPUTERS - 0.1%
15,000	International Business Machines Corp.	5.6000	11/30/2039	19,122

	DIVERSIFIED FINANCIAL SERVICES - 0.3%
35,000	American Express Co.	7.2500	5/20/2014	39,046
20,000	General Electric Capital Corp.	2.9500	5/9/2016	20,464
10,000	General Electric Capital Corp.	6.7500	3/15/2032	11,463
				70,973
	ELECTRIC - 0.5%
10,000	Consolidated Edison Co. of New York, Inc.	6.7500	4/1/2038	13,889
8,000	Dominion Resources, Inc.	4.4500	3/15/2021	8,883
15,000	Duke Energy Corp.	3.5500	9/15/2021	15,352
50,000	Florida Power & Light Co.	4.8500	2/1/2013	52,074
15,000	Georgia Power Co.	5.4000	6/1/2040	18,002
				108,200
	ELECTRONICS - 0.2%
30,000	Honeywell International, Inc.	4.2500	3/1/2013	31,262

	FOOD - 0.4%
10,000	Kellogg Co.	7.4500	4/1/2031	13,637
15,000	Kraft Foods, Inc.	5.3750	2/10/2020	17,308
15,000	Kroger Co.	5.5000	2/1/2013	15,664
35,000	Kroger Co.	6.7500	4/15/2012	35,559
				82,168
See accompanying notes to financial statements.
Jefferson National Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Par Value		Coupon Rate (%)	Maturity	Value
	OIL & GAS - 0.1%
$ 10,000	ConocoPhillips	4.6000	1/15/2015	$ 11,060

	PHARMACEUTICALS - 0.3%
15,000	Pfizer, Inc.	6.2000	3/15/2019	18,494
50,000	Wyeth	5.5000	3/15/2013	52,948
				71,442
	PIPELINES - 0.4%
15,000	TransCanada PipeLines Ltd.	3.8000	10/1/2020	16,107
45,000	TransCanada PipeLines Ltd.	4.8750	1/15/2015	49,396
10,000	TransCanada PipeLines Ltd.	7.1250	1/15/2019	12,722
				78,225
	RETAIL - 0.2%
10,000	McDonald's Corp.	6.3000	10/15/2037	13,884
15,000	Wal-Mart Stores, Inc.	6.5000	8/15/2037	20,636
				34,520
	TELECOMMUNICATIONS - 0.4%
50,000	AT&T, Inc.	6.7000	11/15/2013	55,156
25,000	Verizon Communications, Inc.	3.0000	4/1/2016	26,259
				81,415
	TRANSPORTATION - 0.1%
15,000	United Parcel Service, Inc.	6.2000	1/15/2038	19,910

	US GOVERNMENT - 6.9%
135,000	United States Treasury Note/Bond	0.6250	7/31/2012	135,411
60,000	United States Treasury Note/Bond	0.6250	7/15/2014	60,464
140,000	United States Treasury Note/Bond	2.7500	2/28/2018	153,552
195,000	United States Treasury Note/Bond	3.1250	5/15/2021	217,783
145,000	United States Treasury Note/Bond	3.1250	11/15/2041	151,633
50,000	United States Treasury Note/Bond	3.5000	2/15/2018	57,025
540,000	United States Treasury Note/Bond	3.5000	2/15/2039	606,677
				1,382,545
	US GOVERNMENT AGENCY - 3.4%
45,000	Federal Home Loan Banks	1.6250	11/21/2012	45,567
120,000	Federal Home Loan Banks	5.3750	5/18/2016	142,327
45,000	Federal Home Loan Mortgage Corp.	3.7500	3/27/2019	51,348
140,000	Federal National Mortgage Association	5.0000	5/11/2017	166,643
145,000	Federal National Mortgage Association	5.3750	7/15/2016	172,624
95,000	Federal National Mortgage Association	5.3750	6/12/2017	114,937
				693,446
See accompanying notes to financial statements.
Jefferson National Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Par Value		Coupon Rate (%)	Maturity	Value
	US GOVERNMENT AGENCIES - MORTGAGE BACKED - 12.6%
$ 75,000	Federal Home Loan Mortgage Corp.	4.7500	11/17/2015	$ 86,019
26,918	Federal Home Loan Mortgage Corp.	5.0000	12/1/2020	28,925
17,145	Federal Home Loan Mortgage Corp.	5.5000	9/1/2036	18,701
24,208	Federal Home Loan Mortgage Corp.	6.0000	4/1/2038	26,688
81,603	Federal Home Loan Mortgage Corp.	5.5000	4/1/2038	88,595
38,417	Federal Home Loan Mortgage Corp.	6.0000	1/1/2038	42,354
55,651	Federal Home Loan Mortgage Corp.	6.0000	6/1/2038	61,423
39,798	Federal Home Loan Mortgage Corp.	4.5000	11/1/2018	42,431
27,450	Federal National Mortgage Association	6.5000	3/1/2037	30,607
1,303	Federal National Mortgage Association	7.0000	6/1/2029	1,489
33,906	Federal National Mortgage Association	6.0000	3/1/2036	37,676
20,339	Federal National Mortgage Association	6.0000	3/1/2037	22,491
38,137	Federal National Mortgage Association	6.0000	8/1/2037	42,048
13,227	Federal National Mortgage Association	6.0000	5/1/2038	14,583
26,048	Federal National Mortgage Association	5.5000	6/1/2022	28,414
7,479	Federal National Mortgage Association	5.0000	10/1/2035	8,082
96,139	Federal National Mortgage Association	5.0000	2/1/2036	103,898
26,651	Federal National Mortgage Association	5.0000	3/1/2023	28,747
72,213	Federal National Mortgage Association	5.0000	9/1/2033	78,075
51,603	Federal National Mortgage Association	4.5000	11/1/2039	55,010
12,202	Federal National Mortgage Association	4.5000	9/1/2035	13,040
33,050	Federal National Mortgage Association	4.5000	11/1/2019	35,439
22,753	Federal National Mortgage Association	4.0000	2/1/2022	24,016
9,113	Federal National Mortgage Association	4.0000	10/1/2020	9,692
48,690	Federal National Mortgage Association	4.0000	5/1/2014	50,230
34,180	Federal National Mortgage Association	6.0000	6/1/2038	37,670
60,482	Federal National Mortgage Association	5.5000	11/1/2035	65,992
63,717	Federal National Mortgage Association	5.5000	12/1/2039	69,431
125,849	Federal National Mortgage Association	4.0000	8/1/2019	133,266
57,816	Federal National Mortgage Association	4.0000	3/1/2021	61,275
130,266	Federal National Mortgage Association	4.0000	5/1/2021	138,059
20,850	Federal National Mortgage Association	4.0000	2/1/2025	22,011
53,655	Federal National Mortgage Association	4.0000	7/1/2025	56,641
85,761	Federal National Mortgage Association	4.0000	10/1/2040	90,206
37,617	Federal National Mortgage Association	4.0000	11/1/2040	39,566
70,163	Federal National Mortgage Association	4.0000	2/1/2041	73,843
21,884	Federal National Mortgage Association	4.5000	6/1/2024	23,343
24,870	Federal National Mortgage Association	4.5000	6/1/2025	26,655
92,847	Federal National Mortgage Association	4.5000	3/1/2039	98,976
183,233	Federal National Mortgage Association	4.5000	10/1/2040	196,069
96,370	Federal National Mortgage Association	4.5000	11/1/2040	103,121
55,263	Federal National Mortgage Association	4.5000	5/1/2041	59,134
81,695	Federal National Mortgage Association	5.0000	5/1/2035	88,288
See accompanying notes to financial statements.
Jefferson National Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Par Value		Coupon Rate (%)	Maturity	Value
	US GOVERNMENT AGENCIES - MORTGAGE BACKED - 12.6% (Cont.)
$ 67,583	Federal National Mortgage Association	5.0000	6/1/2040	$ 73,474
86,254	Federal National Mortgage Association	5.0000	8/1/2041	93,822
				2,529,515
	TOTAL BONDS & NOTES (Cost - $5,189,744)			5,411,133

Shares
	SHORT-TERM INVESTMENTS - 2.4%
495,931	AIM STIT Liquid Assets Portfolio, to yield 0.08% (Cost $495,931) (a)			495,931

	TOTAL INVESTMENTS - 99.8% (Cost - $18,616,514) (b)			$ 20,032,697
	OTHER ASSETS LESS LIABILITIES - 0.2%			31,198
	NET ASSETS - 100.0%			$ 20,063,895

* Non-income producing security.
(a) Variable rate security, the money market rate shown represents the rate at December 31, 2011.
(b) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $18,730,343 and differs from market value and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation:		$ 1,807,689
		Unrealized depreciation:		(505,335)
		Net unrealized appreciation:		$ 1,302,354

Dear Shareholders:

We are pleased to present you with the JNF Money Market Portfolio Annual Report for 2011.

The JNF Money Market Portfolio (the “Fund”) returned 0.01% for 2011 and 0.00% for Q4 2011.

Given the low yield environment and high liquidity needs of the Fund we remained focused on safety and liquidity. We continue to actively manage our portfolio to reflect our market views, consistent with our commitment to preserving the safety and liquidity of the portfolios. As we have done over the past several months, we continue to monitor events in Europe and are adjusting our holdings as needed.

The JNF Money Market Portfolio invests only in high-quality U.S. dollar-denominated short-term debt obligations, including:

􀂃 Securities issued by the U.S. government and its agencies

􀂃 Bankers’ acceptances, certificates of deposit and time deposits from U.S. and foreign banks

􀂃 Repurchase agreements

􀂃 Commercial paper

􀂃 Taxable municipal securities

􀂃 Master notes

􀂃 Cash equivalents

A portion of its assets may be invested in U.S. dollar-denominated foreign securities. The portfolio is invested in accordance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments. In selecting securities, we focus on securities that offer safety, liquidity and a competitive yield.

Market Conditions and Money Markets

Europe continued to dominate headlines during the quarter, as European leaders agreed at their December 9 summit to adopt a new fiscal compact through an intergovernmental agreement (rather than a Treaty change) in their continued effort to strengthen the Euro and the region’s banks. The agreement is predicated on adoption and adherence to a new “fiscal rule” by individual national governments, which requires national budgets to be at least balanced, with an annual structural deficit that shall not exceed 0.5% of nominal Gross Domestic Product (GDP). The agreement includes a mechanism of penalties, should national governments breach a 3% of GDP deficit ceiling, under the jurisdiction of the European Court of Justice. Although the agreement was initially well received by markets, the optimism that surrounded the agreement dissipated quickly. Broadly at the same time political leaders were hammering out the details of the agreement, the European Central Bank (ECB) introduced a series of measures to shore up the liquidity of European banks, this included cutting its main policy rate by 25 basis points (bps) from 1.25 to 1%, halving the reserve requirements for banks, expanding eligible collateral, and providing for three-year financing. On Dec. 20, the ECB reported strong demand for the first of two tranches of long-term refinancing operations (LTROs), with 523 banks taking up €489 billion in unlimited three-year loans – the longest maturity and largest amount allocated by the ECB in a single refinancing operation.

In the U.S., the Federal Open Market Committee (FOMC), met twice during the fourth quarter, voting on both occasions to leave the target rate for overnight federal funds unchanged between 0.00% and 0.25%, as the committee reiterated that it would keep the benchmark rate, at low levels “at least through mid-2013”.

In terms of fiscal policy, the failure of the so-called Congressional Super Committee (the US Congress Joint Select Committee on Debt Reduction) to agree on proposals for cutting the deficit by $1.5 trillion over the next decade raised the probability that all three of the major ratings agencies would place the US long-term rating on negative watch for a potential future downgrade.

Yields on short-term Treasury bills continued to remain low, hovering in the single digits. The yield on three-month Treasury notes fell from 12bps on December 31, 2010, to just 1bp on December 31, 2011. Elsewhere, the rates at which banks were willing to borrow short-term in dollars proved extremely volatile during the period. Since reaching an all-time low of 0.25% in June this year and 0.38% at the beginning of the fourth quarter, three-month Libor more than doubled to 0.58% at the period end, revisiting highs last seen in June 2010 when the European debt crisis first emerged.

We prepared for tighter year-end market liquidity conditions, as we anticipated a collateral squeeze heading into the final days of the year. We have participated in more term repos into early January, in order to reduce our reliance on the overnight repo market, as we expect dealers to reduce their balance sheets heading into year end, thereby shrinking the amount of repo supply. We will continue to monitor liquidity conditions in the coming month and will position portfolios in an effort to secure diversified overnight funding options.

We continue to actively manage our portfolio to reflect our market views, consistent with our commitment to preserving the safety and liquidity of the portfolios. As we have done over the past several months, we continue to monitor events in Europe and are adjusting our holdings as needed.

This continues to be an evolving environment for money market funds. We believe we are positioned to help our clients navigate these dynamic events with our judicious investment philosophy and rigorous investment process. Our credit team has developed and strictly adheres to a comprehensive set of criteria for evaluating credit risk and identifying high-quality securities while our portfolio management team constructs and manages the money market portfolios, keeping in mind our commitment to the preservation of principal, liquidity and our ability to respond quickly to on-going economic developments.

The Fund recently filed proxy materials with the U.S. Securities and Exchange Commission (the “SEC”) to solicit shareholder approval of several proposals.  First, shareholders of the Fund are being asked to approve a new investment advisory agreement by and between Northern Lights Variable Trust (the “Trust”) and JNF Advisors, Inc. ("JNF") with respect to the Fund (the "Proposed Advisory Agreement").  JNF has informed the Board of Trustees of NLVT that JNF's parent company, Jefferson National Financial Corp. ("JNFC") entered into a transaction that resulted in a "change in control" of JNFC, and indirectly, JNF (the "JNF Reorganization").  Upon the December 30, 2011, closing of the JNF Reorganization, the existing investment advisory and sub-advisory agreement with regard to the Fund automatically terminated.  JNF and the sub-adviser to the Fund, INVESCO Advisers, Inc. (“INVESCO”), are currently advising the Fund under interim advisory agreements.  Thus, shareholders of the Fund are being asked to approve the Proposed Advisory Agreement to allow JNF to continue to provide investment advisory services to each Fund.  Shareholders also are being asked to approve a new sub-advisory agreement with INVESCO to allow INVESCO to continue to provide investment sub-advisory services to the Fund (the “Proposed Sub-Advisory Agreement”).

In addition to approving the Proposed Advisory and Sub-Advisory Agreements, shareholders of the Fund are being asked to approve the implementation of an exemptive order obtained by NLVT and JNF from the SEC (the "Order").  If implementation of the Order is approved by shareholders, the Order will permit JNF to enter into or materially amend terms of sub-advisory agreements (such as the Proposed Sub-Advisory Agreement), subject to the prior approval of the Board of Trustees of NLVT but without seeking shareholder approval.

Thank you for being a shareholder of the JNF Money Market Portfolio.

Sincerely,

JNF Advisors, Inc.

*Past performance is no guarantee of future results. Investment returns will vary. Investment returns do not reflect the deduction of taxes a shareholder would pay. The Fund’s prospectus contains more complete information, including fees, expenses and risks. An investment in the JNF Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Company. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio is an Investment vehicle for variable annuity contracts. All Performance figures for the Portfolio do not include any fees or expenses that are typically charged by these contracts. If these fees and expenses were included your overall expenses would be higher. Please review your insurance contract prospectus for further description of these fees and expenses.

Jefferson National Money Market Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2011
Par Value			Coupon Rate (%)	Maturity	Value
		CERTIFICATE OF DEPOSIT - 5.3%
$ 7,200,000		Canadian Imperial Bank (Cost - $7,200,000)	0.3300	6/19/2012	$ 7,200,000

		COMMERCIAL PAPER - 57.9%
6,100,000	*	Aspen Funding Corp.	0.1000	1/3/2012	6,099,949
3,900,000	*	Chariot Funding, LLC	0.2200	3/14/2012	3,898,236
3,500,000	*	Fairway Finance Company LLC	0.1800	2/24/2012	3,499,037
6,800,000	*	Govco LLC	0.1500	1/23/2012	6,799,348
7,200,000	*	Manhattan Asset Funding Co. LLC	0.2200	1/23/2012	7,198,988
7,200,000	*	Metlife Short Term Funding LLC	0.1500	1/31/2012	7,199,070
4,800,000	*	National Australia Funding Delaware, Inc.	0.3100	1/9/2012	4,799,628
3,565,000	*	NIEUW Amsterdam	0.2400	1/9/2012	3,564,786
8,300,000	*	Old Line Funding LLC	0.2200	2/23/2012	8,297,260
6,900,000	*	Reckitt Benckiser Treasury Services PLC	0.3500	2/6/2012	6,897,516
7,200,000	*	Regency Markets	0.2500	1/18/2012	7,199,100
2,475,000	*	Sheffield Receivables Corp.	0.3200	1/13/2012	2,474,714
5,000,000	*	Solitaire Funding Ltd.	0.3800	1/13/2012	4,999,313
4,000,000	*	Victory Receivables Corp.	0.3500	1/6/2012	3,999,767
2,000,000	*	Victory Receivables Corp.	0.3500	1/12/2012	1,999,767
		TOTAL COMMERCIAL PAPER (Cost - $78,926,479)			78,926,479

		CORPORATE NOTES - 12.2%
4,405,000	+	Atlanticare Health Services, Inc.	0.2200	1/6/2012	4,405,000
1,130,000	+	Benjamin Rose Institute	0.2200	1/6/2012	1,130,000
1,085,000	+	Capital Markets Access Co. LC	0.2600	1/6/2012	1,085,000
2,480,000	+	S&L Capital LLC	0.2700	1/6/2012	2,480,000
7,550,000	*,+	St Jean Industries, Inc.	0.2500	1/6/2012	7,550,000
		TOTAL CORPORATE NOTES (Cost - $16,650,000)			16,650,000

		MEDIUM TERM NOTE - 2.6%
3,500,000	+	Toyota Motor Credit Corp. (Cost - $3,500,000)	0.7700	1/15/2013	3,500,000

See accompanying notes to financial statements.
Jefferson National Money Market Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011
Par Value			Coupon Rate (%)	Maturity	Value
		MUNICIPAL BONDS - 17.7%
$ 3,000,000	+	Geisinger Authority VRDN RB (Geisinger Health System), Series 2002	0.0300	1/3/2012	$ 3,000,000
4,500,000	+	Geisinger Authority VRDN RB (Geisinger Health System), Series 2005C	0.0200	1/3/2012	4,500,000
3,900,000	+	Independence, MO Industrial Development Authority RB Tax-Exempt (Groves & Graceland), Series 1997A	0.3900	1/6/2012	3,900,000
3,320,000	+	Indiana Health & Educational Facilities Financing Authority VRDN (Howard Regional Health System), Series 2005	0.0500	1/3/2012	3,320,000
1,400,000	+	Jackson Township, PA Industrial Development Authority VRDN RB, Series 2008	0.1200	1/6/2012	1,400,000
725,000	+	Kansas City Industrial Development Authority VRDN RB (Crooked Creek Apartments - Phase II), Series 2004B	0.1600	1/6/2012	725,000
1,000,000	+	Mississippi Business Finance Corp. RB Tax-Exempt (Chevron USA Inc. Project), Series A	0.0300	1/3/2012	1,000,000
4,425,000	+	Ogden City Utah Redevelopment Agency VRDN Refunding, Series 2009B-1	0.2200	1/6/2012	4,425,000
1,845,000	+	Ogden City Utah Redevelopment Agency VRDN Refunding, Series 2009B-2	0.2700	1/6/2012	1,845,000
		TOTAL MUNICIPAL BONDS (Cost - $24,115,000)			24,115,000

		TOTAL INVESTMENTS - 95.7% (Cost - $130,391,479) (a)			$ 130,391,479
		OTHER ASSETS LESS LIABILITIES - 4.3%			5,886,072
		NET ASSETS - 100.0%			$ 136,277,551

* Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2011 these securities amounted to $86,476,479 or 63.46% of net assets
+ Variable rate security - interest rate subject to periodic change.
(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same.

RB	Revenue Bonds
VRDN	Variable Rate Demand Note

See accompanying notes to financial statements.

JNF Portfolios
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2011

	JNF Equity	JNF Balanced	JNF Money Market
	Portfolio	Portfolio	Portfolio

ASSETS
Investments, at cost	$ 73,756,984	$ 18,616,514	$ 130,391,479
Investments in securities, at value	$ 78,347,300	$ 20,032,697	$ 130,391,479
Cash	-	-	48,084
Due from Advisor	-	-	1,900
Receivable for securities sold	443,565	-	-
Dividends and interest receivable	121,889	52,564	7,690
Receivable for fund shares sold	-	-	5,877,979
Prepaid administration fees to other affiliates	-	15,540	7,025
TOTAL ASSETS	78,912,754	20,100,801	136,334,157

LIABILITIES
Payable for securities purchased	137,581	-	-
Payable for portfolio shares redeemed	6,185	3,531	-
Investment advisory fees payable	43,419	8,985	-
Fees payable to other affiliates	32,652	9,542	17,781
Distribution (12b-1) fees payable	16,704	4,208	-
Shareholder servicing fees	-	-	11,688
Accrued expenses and other liabilities	15,570	10,640	27,137
TOTAL LIABILITIES	252,111	36,906	56,606

NET ASSETS	$ 78,660,643	$ 20,063,895	$ 136,277,551

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 106,217,156	$ 22,178,679	$ 136,276,086
Undistributed net investment income	386,560	31,036	109
Accumulated net realized gain (loss) on investments	(32,533,389)	(3,562,003)	1,356
Net unrealized appreciation on investments	4,590,316	1,416,183	-
NET ASSETS	$ 78,660,643	$ 20,063,895	$ 136,277,551

Shares of Beneficial Interest Outstanding	3,818,474	1,255,843	136,290,298
Net Asset Value (Net Assets/Shares of Beneficial Interest)/Offering & Redemption Price per share)	$ 20.60	$ 15.98	$ 1.00

See accompanying notes to financial statements.

JNF Portfolios
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2011

	JNF Equity	JNF Balanced	JNF Money Market
	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends	$ 1,380,270	$ 302,752	$ 142
Interest	432	206,067	299,741
Less: Foreign withholding taxes	(206)	(12)	-
TOTAL INVESTMENT INCOME	1,380,496	508,807	299,883

EXPENSES:
Investment advisory fees	560,523	135,546	184,713
Distribution (12b-1) fees	215,586	52,133	-
Shareholder servicing fees	-	-	369,426
Administration service fees	158,042	54,495	193,838
Professional fees	19,373	12,357	33,430
Trustees' fees and expenses	13,581	14,006	14,323
Compliance officer fees	11,883	3,519	17,983
Custodian fees	10,472	9,981	14,815
Printing and postage expense	3,473	1,110	3,460
Insurance expenses	816	306	3,300
TOTAL EXPENSES	993,749	283,453	835,288

Less: Fees waived/expenses reimbursed by the Advisor	-	(26,465)	(283,454)
Less: Fees waived by other Affiliates	-	-	(246,284)
Less: Fees waived by the Administrator	-	-	(12,314)
NET EXPENSES	993,749	256,988	293,236

NET INVESTMENT INCOME	386,747	251,819	6,647

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain on investment transactions	9,765,012	1,889,464	1,356
Net change in unrealized appreciation
on investment transactions	(9,006,478)	(939,557)	-

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS	758,534	949,907	1,356

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$ 1,145,281	$ 1,201,726	$ 8,003

See accompanying notes to financial statements.

JNF Portfolios
STATEMENTS OF CHANGES IN NET ASSETS

	JNF Equity Portfolio		JNF Balanced Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
FROM OPERATIONS
Net investment income	$ 386,747	$ 653,025	$ 251,819	$ 302,936
Net realized gain on investments	9,765,012	14,348,280	1,889,464	1,804,137
Net change in unrealized appreciation (depreciation)
on investments	(9,006,478)	3,904,664	(939,557)	266,875
Net Increase in Net Assets
Resulting From Operations	1,145,281	18,905,969	1,201,726	2,373,948

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	(652,972)	(617,289)	(263,279)	(301,036)
Total Dividends and Distributions
to Shareholders	(652,972)	(617,289)	(263,279)	(301,036)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	719,563	1,177,304	4,095,868	805,402
Reinvestment of dividends and distributions	652,972	617,289	263,279	301,036
Cost of shares redeemed	(11,421,967)	(9,758,053)	(6,526,442)	(4,760,479)
Net Decrease in Net Assets From Share
Transactions of Beneficial Interest	(10,049,432)	(7,963,460)	(2,167,295)	(3,654,041)

TOTAL INCREASE/ (DECREASE) IN NET ASSETS	(9,557,123)	10,325,220	(1,228,848)	(1,581,129)

NET ASSETS
Beginning of year	88,217,766	77,892,546	21,292,743	22,873,872
End of year*	$ 78,660,643	$ 88,217,766	$ 20,063,895	$ 21,292,743
* Includes undistributed net investment income of	$ 386,560	$ 652,785	$ 31,036	$ 16,743

SHARES ACTIVITY
Shares Sold	33,460	67,553	252,160	56,136
Shares Reinvested	33,589	33,603	16,662	20,981
Shares Redeemed	(540,332)	(545,950)	(407,162)	(333,152)
Net Decrease in Shares of Beneficial Interest Outstanding	(473,283)	(444,794)	(138,340)	(256,035)

See accompanying notes to financial statements.

JNF Portfolios
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	JNF Money Market Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2011	2010

FROM OPERATIONS
Net investment income	$ 6,647	$ 17,474
Net realized gain on investments	1,356	104
Net Increase in Net Assets
Resulting From Operations	8,003	17,578

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income:	(6,642)	(17,474)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	423,807,414	365,076,211
Reinvestment of dividends and distributions	6,641	17,474
Cost of shares redeemed	(409,169,688)	(334,697,060)
Net Increase in Net Assets From Share
Transactions of Beneficial Interest	14,644,367	30,396,625

TOTAL INCREASE IN NET ASSETS	14,645,728	30,396,729

NET ASSETS
Beginning of year	121,631,823	91,235,094
End of year*	$ 136,277,551	$ 121,631,823
* Includes undistributed net investment income of	$ 109	$ -

SHARES ACTIVITY
Shares Sold	423,807,413	365,076,212
Shares Reinvested	6,641	17,474
Shares Redeemed	(409,169,688)	(334,697,060)
Net Increase in Shares of Beneficial Interest Outstanding	14,644,366	30,396,626

See accompanying notes to financial statements.

JNF Portfolios
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	JNF Equity Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007 (1)

Net asset value, beginning of year	$ 20.56	$ 16.44	$ 12.30	$ 21.46	$ 23.75
Activity from investment operations:
Net investment income (2)	0.09	0.15	0.12	0.12	0.02
Net realized and unrealized gain
(loss) on investments	0.12	4.11	4.16	(9.25)	(2.31)
Total from investment operations	0.21	4.26	4.28	(9.13)	(2.29)

Less distributions from:
Net investment income	(0.17)	(0.14)	(0.14)	(0.03)	-

Net asset value, end of year	$ 20.60	$ 20.56	$ 16.44	$ 12.30	$ 21.46

Total return (3)	1.06%	26.02%	35.03%	-42.60%	-9.64%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 78,661	$ 88,218	$ 77,893	$ 63,760	$ 135,373

Ratios of expenses to average net assets	1.15%	1.16%	1.14%	1.10%	1.10%	(5)

Ratios of expenses to average
net assets before waivers	1.15%	1.16%	1.18%	1.17%	1.17%	(5)

Ratios of net investment income
to average net assets	0.45%	0.81%	0.92%	0.67%	0.15%	(5)

Ratios of net investment income to
average net assets before waiver	0.45%	0.81%	0.88%	0.60%	0.08%	(5)

Portfolio turnover rate	123%	123%	122%	118%	97%	(4)

(1)	The JNF Equity Portfolio commenced operations on May 1, 2007.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Assumes reinvestment of all dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Not annualized. Portfolio turnover from December 31, 2007 does not include securities received in-kind for shareholder contributions.

See accompanying notes to financial statements.

JNF Portfolios
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	JNF Balanced Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007 (1)

Net asset value, beginning of year	$ 15.27	$ 13.86	$ 11.58	$ 15.40	$ 15.81
Activity from investment operations:
Net investment income (2)	0.19	0.20	0.22	0.29	0.18
Net realized and unrealized gain
(loss) on investments	0.72	1.41	2.28	(3.82)	(0.41)
Total from investment operations	0.91	1.61	2.50	(3.53)	(0.23)

Less distributions from:
Net investment income	(0.20)	(0.20)	(0.22)	(0.29)	(0.18)

Net asset value, end of year	$ 15.98	$ 15.27	$ 13.86	$ 11.58	$ 15.40

Total return (3)	6.01%	11.74%	21.85%	-23.16%	-1.46%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 20,064	$ 21,293	$ 22,874	$ 22,332	$ 35,727

Ratios of expenses to average net assets	1.23%	1.18%	1.14%	1.10%	1.10%	(5)

Ratios of expenses to average net
assets before waivers	1.36%	1.35%	1.31%	1.28%	1.31%	(5)

Ratios of net investment income
to average net assets	1.21%	1.40%	1.80%	2.09%	1.73%	(5)

Ratios of net investment income to
average net assets before waiver	1.08%	1.24%	1.62%	1.90%	1.52%	(5)

Portfolio turnover rate	103%	79%	109%	98%	126%	(4)

(1)	The JNF Balanced Portfolio commenced operations on May 1, 2007.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Assumes reinvestment of all dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Not annualized. Portfolio turnover from December 31, 2007 does not include securities received in-kind for shareholder contributions.

See accompanying notes to financial statements.

JNF Portfolios
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	JNF Money Market Portfolio
	Year Ended		Year Ended		Year Ended		Period Ended
	December 31,		December 31,		December 31,		December 31,
	2011		2010		2009		2008 (1)

Net asset value, beginning of year	$ 1.00		$ 1.00		$ 1.00		$ 1.00
Activity from investment operations:
Net investment income	0.00	(2)	0.00	(2)	0.00	(2)	0.02
Net realized and unrealized gain (loss) on investments	-		-		-		-
Total from investment operations	0.00	(2)	0.00	(2)	0.00	(2)	0.02

Less distributions from:
Net investment income	(0.00)	(2)	0.00	(2)	(0.00)	(2)	(0.02)

Net asset value, end of year	$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total return (3)	0.01%		0.02%		0.23%		1.84%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 136,278		$ 121,632		$ 91,235		$ 144,000

Ratios of expenses to average net assets	0.24%		0.29%		0.49%		0.52%	(4)

Ratios of expenses to average net assets before waivers	0.68%		0.68%		0.71%		0.70%	(4)

Ratios of net investment income to average net assets	0.01%		0.02%		0.28%		2.51%	(4)

Ratios of net investment income (loss) to average net assets
before waiver	-0.43%		-0.37%		0.06%		2.34%	(4)

(1) The JNF Money Market Portfolio commenced operations on April 7, 2008.
(2) Represents less than $0.01 per share.
(3)	Assumes reinvestment of all dividends and distributions, if any. Total returns for periods less than one year are not annualized.

See accompanying notes to financial statements.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS

December 31, 2011

1.

ORGANIZATION

The JNF Equity Portfolio (the “Equity Portfolio”), the JNF Balanced Portfolio (the “Balanced Portfolio”) and the JNF Money Market Portfolio (the “Money Market Portfolio”), (collectively, the “Portfolios”) are diversified series of shares of beneficial interest of the Northern Lights Variable Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Portfolios are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies, including the Adviser’s affiliate, Jefferson National Life Insurance Company.  The Trust offers shares to affiliated and unaffiliated life insurance company separate accounts (registered as unit investment trusts under the 1940 Act) to fund the benefits under variable annuity and variable life insurance contracts.  However, Jefferson National Life separate accounts own 100% of the shares offered by each Portfolio except the Money Market Portfolio which it owns 98% of the shares outstanding. The investment objective of each Portfolio is as follows:

Portfolio

Primary Objective

Equity Portfolio

High total return consistent with preservation of capital and a prudent level of risk.

Balanced Portfolio

High total return consistent with preservation of capital and a prudent level of risk.

Money Market Portfolio

High level of current income as is consistent with preservation of capital and daily liquidity.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

It is the Money Market Portfolio’s policy to maintain a continuous net asset value per share of $1.00; this Portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that this Portfolio will be able to maintain a stable net asset value per share of $1.00.

Securities valuation – Securities and other assets held by the Equity and Balanced Portfolios listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

market quotations from a major market maker in the securities.  Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  In unusual circumstances, instead of valuing securities in the usual manner, the Portfolio may value securities at “fair value” as determined in good faith by the Portfolio’s Board on a quarterly basis, in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

The Money Market Portfolio values all of its securities on the basis of amortized cost in accordance with Rule 2a-7 of the 1940 Act, which has been determined by the Board to represent the approximate market value.

The Portfolios utilize various methods to measure the fair value of all of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2011 for the Portfolios’ assets and liabilities measured at fair value:

Equity Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 78,078,186	$ -	$ -	$ 78,078,186
Money Market Funds	269,114	-	-	269,114
Total	$ 78,347,300	$ -	$ -	$ 78,347,300

Balanced Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 14,125,633	$ -	$ -	$ 14,125,633
Bonds & Notes	-	5,411,133	-	5,411,133
Money Market Funds	495,931	-	-	495,931
Total	$ 14,621,564	$ 5,411,133	$ -	$ 20,032,697

Money Market Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Certificate of Deposit	$ -	$ 7,200,000	$ -	$ 7,200,000
Commercial Paper	-	78,926,479	-	78,926,479
Corporate Notes	-	16,650,000	-	16,650,000
Medium Term Note	-	3,500,000	-	3,500,000
Municipal Bonds	-	24,115,000	-	24,115,000
Total	$ -	$ 130,391,479	$ -	$ 130,391,479

The Portfolios did not hold any Level 3 securities during the year.  There were no significant transfers into or out of Level 1 & Level 2 during the year.  It is the Portfolios’ policy to recognize transfers into or out of Level 1 & Level 2 at the end of the reporting period.

* Refer to the Portfolios of Investments for Industry Classification.

Security transactions and related income – Security transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used.  Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities.  Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain respectively.  Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  Withholding taxes on foreign dividends have been provided for in accordance with the Portfolios’ understanding of the applicable country’s tax rules and rates.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Dividends and distributions to shareholders – The following table summarizes each Portfolio’s Investment Income and Capital Gain declaration policy:

Portfolio

           Income Dividends

    Capital Gains

Equity Portfolio

Annually

    Annually

Balanced Portfolio

Quarterly

    Annually

Money Market Portfolio

Daily – Paid Monthly

    Annually

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Portfolio.

Federal income tax – It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of 2008 – 2010 and during the year ended December 31, 2011 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Portfolios did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years. The Portfolios identify the major tax jurisdictions as U.S. Federal and Nebraska State.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio.  Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.

INVESTMENT TRANSACTIONS

For the year ended December 31, 2011, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

Portfolio	Purchases	Sales
Equity Portfolio	$105,570,936	$114,884,261
Balanced Portfolio	20,845,511	23,149,559

4. INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Portfolios are overseen by the Board, which is responsible for the overall management of the Portfolios.  JNF Advisors, Inc. serves as the Portfolios’ Investment Advisor (the “Advisor”).  Chicago Equity Partners, LLC (“Chicago Equity”) serves as the sub-advisor for the Equity Portfolio and Balanced Portfolios, and INVESCO Advisors, Inc. (“INVESCO”) serves as sub-advisor for the Money Market Portfolio, (collectively the “Sub-Advisors).  The Portfolios have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  A Trustee and certain officers of the Portfolios are also officers of GFS, and are not paid any fees directly by the Portfolios for serving in such capacities.

Pursuant to an Advisory Agreement with the Portfolios, the Advisor, under the oversight of the Board, supervises the performance of Sub-Advisors, and the administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Portfolios pay the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at the following annual rates: 0.65% of the Equity and Balanced Portfolio’s and 0.15% for the Money Market Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays each sub-advisor a sub-advisory fee, computed on average daily net assets and accrued daily and paid monthly, at the following annual rates: 0.30% of the Equity Portfolio, 0.27% of the Balanced Portfolio and 0.05% for the Money Market Portfolio’s average daily net assets.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2012 to waive a portion of its advisory fee and has agreed to reimburse the Portfolios for other expenses to the extent necessary so that the total expenses incurred by the Portfolios (excluding brokerage fees and commissions, acquiring fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Portfolio’s business) do not exceed 1.25% per annum for the Equity and Balanced Portfolios and 0.65% per annum for the Money Market Portfolio’s average daily net assets.  However, the Advisor voluntarily agreed to keep the expense cap of the Money Market Portfolio at 0.50% per annum.

The Advisor has voluntarily agreed to waive additional fees for the Money Market Portfolio in order to maintain a positive yield.  This agreement may be terminated at any time.

During the year ended December 31, 2011 the Advisor waived/reimbursed fees for the Portfolios as follows:

Portfolio	Waiver/Reimbursement
Balanced Portfolio	$ 26,465
Money Market	283,454

The Advisor had expense caps in place of 1.25% of average daily net assets after April 30, 2011, 1.20% of average daily net assets from April 30, 2010 to April 30, 2011, 1.15% of average daily net assets from April 30, 2009 to April 30, 2010 and 1.10% of average daily net assets prior to April 30, 2009 for the Equity and Balanced Portfolios, and 0.65% and 0.50% of average daily net assets prior to April 30, 2010 for the Money Market Portfolio.  If the Advisor waives any fee or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Portfolio provided that such reimbursement does not cause the Portfolio’s operating expenses to exceed the expense limitation.  The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). No amounts will be paid to the Advisor in any fiscal quarter unless the Board determines that reimbursement is in the best interests of each Portfolio and its shareholders.

During the year ended December 31, 2011 the Advisor has the following waived expenses that may be recovered no later than the dates indicated:

	December 31, 2012	December 31, 2013	December 31, 2014	Total
Equity Portfolio	$ 27,850	$ -	$ -	$ 27,850
Balanced Portfolio	38,710	35,124	26,465	100,299
Money Market Portfolio	208,616	194,817	283,454	686,887

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

The Trust has adopted a Distribution Plan and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service fee is calculated by the Equity and Balanced Portfolio’s at an annual rate of 0.25% of its average daily net assets.  Pursuant to the Plan, each of these Portfolios may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Portfolio shares and for maintenance and personal service provided to existing shareholders.  The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs.  During the year ended December 31, 2011 the Equity and Balanced Portfolio’s were charged $215,586 and $52,133, respectively, pursuant to the plan.

Each Portfolio pays its pro rata share of a total fee of $2,500 per quarter for the Northern Lights Variable Trust to each Trustee who is not affiliated with the Trust or Adviser.  Each Portfolio pays the chairperson of the audit committee its pro-rata share of an additional $500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Portfolios as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.  Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

GemCom, LLC (“GemCom”)

GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Portfolios.

Pursuant to the Participation Agreement (the “Agreement”) with the Money Market Portfolio by and among the Trust and Jefferson National Life Insurance Company (the “Company”) an affiliate of JNF Advisors, the Company is compensated for providing certain administrative services to the Money Market Portfolio at the rate of 0.30% of average daily net assets.  Effective September 15, 2009 the Company has agreed to waive 0.20% per annum of its fee on the Money Market Portfolio.  This agreement may be terminated at any time. For the year ended December 31, 2011, the Portfolio accrued $369,426 of which $123,142 was paid to the Company and $246,284 was reimbursed to the Portfolio.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

5.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the period ended December 31, 2011 was as follows:

	Ordinary	Tax-Exempt	Long-Term
	Income	Income	Capital Gain	Total
Equity Portfolio	$ 652,972	$ -	$ -	$ 652,972
Balanced Portfolio	263,279	-	-	263,279
Money Market Portfolio	5,032	1,610	-	6,642

The tax character of distributions for the period ended December 31, 2010 was as follows:

	Ordinary	Tax-Exempt	Long-Term
	Income	Income	Capital Gain	Total
Equity Portfolio	$ 617,289	$ -	$ -	$ 617,289
Balanced Portfolio	301,036	-	-	301,036
Money Market Portfolio	14,520	2,954	-	17,474

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post	Capital Loss	Unrealized	Total
	Ordinary	Long-Term	October &	Carry	Appreciation/	Accumulated
	Income	Gains	Losses	Forwards	(Depreciation)	Earnings/(Deficits)
Equity Portfolio	$ 386,560	$ -	$ (1,015,074)	$ (31,408,105)	$ 4,480,106	$ (27,556,513)
Balanced Portfolio	31,036	-	(111,882)	(3,336,292)	1,302,354	(2,114,784)
Money Market Portfolio	1,465	-	-	-	-	1,465

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

At December 31, 2011, the following Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	December 31, 2016	December 31, 2017	Total
Equity Portfolio	$ 3,319,990	$ 28,088,115	$ 31,408,105
Balanced Portfolio	-	3,336,292	3,336,292

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Portfolios incurred and elected to defer such capital losses as follows:

Capital
Losses
Equity Portfolio	$ 1,015,074
Balanced Portfolio	111,882

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Permanent book and tax differences primarily attributable to differences in book/tax treatment of paydown gain/(loss) resulted in reclassification for the period ended December 31, 2011 as follows:

	Undistributed Net	Accumulated Net
	Investment	Realized Gain/(Loss)
	Income	on Investments
Balanced Portfolio	$ 25,753	$ (25,753)
Money Market Portfolio	104	(104)

6. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

7. SUBSEQUENT EVENTS

The Portfolios are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Portfolios are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has determined that there were no subsequent events to report through the issuance of these financial statements.

JNF informed the Board of Trustees of NLVT that JNF's parent company, Jefferson National Financial Corp. ("JNFC") entered into a transaction that resulted in a "change in control" of JNFC, and indirectly, JNF (the "JNF Reorganization").  Upon the December 30, 2011, closing of the JNF Reorganization, the existing investment advisory and sub-advisory agreement with regard to each JNF Fund automatically terminated.  JNF and each JNF Fund's sub-adviser are currently advising the JNF Funds under interim advisory agreements.  Shareholders of the JNF Funds are tentatively scheduled to meet on March 7, 2012 to approve the investment advisory and sub-advisory agreements to allow JNF and each sub-adviser to continue to provide investment advisory services to each JNF Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Northern Lights Variable Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of  the JNF Equity Portfolio, the JNF Balanced Portfolio and the JNF Money Market Portfolio (“Portfolios”), each a series of the Northern Lights Variable Trust as of  December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended for each Portfolio, and the financial highlights for each of the five periods in the period then ended for the JNF Equity Portfolio and the JNF Balanced Portfolio, and the financial highlights for each of the four periods in the period then ended for the JNF Money Market Portfolio. These financial statements and financial highlights are the responsibility of Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the JNF Equity Portfolio, the JNF Balanced Portfolio and the JNF Money Market Portfolio, each a series of the Northern Lights Variable Trust, as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

February 15, 2012

JNF Portfolios

EXPENSE EXAMPLES

December 31, 2011

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, as well as other charges and expenses of the insurance contract, or separate account.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

The Portfolio’s expenses shown do not reflect the charges and expenses of the insurance company separate accounts and if such expenses were included the costs would have been higher.

		Actual		Hypothetical (5% return before expenses)
Portfolio’s Annualized Expense Ratio	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period*	Ending Account Value 12/31/11	Expenses Paid During Period
JNF Equity Portfolio	1.16%	$1,000.00	$913.70	$ 5.60	$1,019.36	$ 5.90
JNF Balanced Portfolio	1.23%	$1,000.00	$990.00	$ 6.17	$1,019.00	$ 6.26
JNF Money Market Portfolio	0.24%	$1,000.00	$1,000.00	$ 1.21	$1,024.00	$ 1.22

*Actual Expenses Paid During Period are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365) for the Equity, Balanced and Money Market Portfolios, respectively.

JNF Portfolios

TRUSTEES AND OFFICERS (Unaudited)

December 31, 2011

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl (1950)	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	96

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust;  World Funds Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund (2009-2011)

Gary W. Lanzen (1954)	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	96	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor (1964)	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (2008-2011).	96	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)
John V. Palancia (1954)	Trustee Since 2011	Retired. Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	96

JNF Portfolios

TRUSTEES AND OFFICERS (Unaudited) (Continued)

December 31, 2011

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** (1952)	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	96	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	President Since 2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 (1976)	Secretary Since 2011

Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Brian Nielsen (1972)	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A

JNF Portfolios

TRUSTEES AND OFFICERS (Unaudited) (Continued)

December 31, 2011

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Lynn Bowley (1958)	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 (1968)	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 (1977)	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 (1972)	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-667-0564.

Renewal of Management Agreement and Sub-Advisory Agreements and Approval of New and Interim Agreements for the JNF Portfolios

In connection with a meeting held on December 14, 2011 (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), considered whether to approve a new Management Agreement (“New Management Agreement”) and an interim Management Agreement (“Interim Management Agreement” and together with the New Management Agreement, the “New Agreements”) with JNF Advisors, Inc. (“JNF” or the “Adviser”) for the JNF Balanced Portfolio (“JNF Balanced”), JNF Equity Portfolio (“JNF Equity”) and JNF Money Market Portfolio (“JNF Money Market”) (each a “Portfolio” and collectively,  the “Portfolios”) and whether to renew the existing Management Agreement (“Existing Management Agreement”) for the Portfolios.  The Board also considered whether to approve new sub-advisory agreements and interim sub-advisory agreements with Chicago Equity Partners, LLC (“CEP”) for JNF Balanced and JNF Equity and with Invesco Advisers, Inc. (“Invesco”) for JNF Money Market, as well as whether to renew the existing sub-advisory agreements for the Portfolios.

 In considering the approvals and renewals, the Board considered materials provided to them in advance of the Meeting by JNF, CEP and Invesco with respect to each firm and the Portfolios.  The Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with approvals and renewals included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the nature of each firm’s operations and the experience of each firm’s Portfolio management personnel.  The Trustees noted that the services provided by the adviser under the New Management Agreement and Interim Management Agreement and the sub-advisers under the new and interim sub-advisory agreements would be identical to those provided under the Existing Management Agreement and existing sub-advisory agreements, respectively.  The Board then reviewed financial information provided by each firm, and discussed the likely impact of a possible change in the capital structure of JNF’s parent on JNF. The Trustees concluded that JNF, CEP and Invesco each has provided a level of service consistent with the Board’s expectations and has the ability to continue providing such levels of service under the new and interim agreements.

Performance.  The Board then considered the adviser’s and each sub-adviser’s past performance with respect to the Portfolios, as well as the performance of CEP’s and Invesco’s separately managed accounts and other factors relating to each firm’s track record. The Board noted that for the one- and three-year periods ended September 30, 2011, JNF Balanced and JNF Equity had each outperformed their respective benchmark index.  They further noted that for the one-year period, JNF Money Market’s performance was slightly below that of its benchmark index.  The Board also considered each Portfolio’s performance relative to a peer group of funds in the Portfolio’s respective Morningstar category.  The Board noted that JNF Money Market had slightly outperformed the peer group’s average for the one-year period and that JNF Balanced and JNF Equity had outperformed their respective peer group’s average for the one-year period, but underperformed for the three-year period.  The Board concluded that each Portfolio’s performance was acceptable.

Fees and Expenses.  The Board noted that the adviser proposed charging an annual management fee of 0.65% for JNF Equity and JNF Balanced, and 0.15% for JNF Money Market, based on the average net assets of the respective Portfolio, which are the same fees that were currently charged under the Existing Management Agreement.   The Board also noted that the adviser proposed paying CEP an annual fee of 0.30% and 0.27% for JNF Equity and JNF Balanced, based on the assets managed by CEP.  The Board further noted that the adviser proposed paying Invesco a 0.05% annual fee for JNF Money Market, based on the assets managed by Invesco.  The Board noted that the proposed sub-advisory fees were the same as under the existing sub-advisory agreements.  The Board compared each Portfolio’s management fee paid to the adviser and net expense ratio to those of a peer group.  The Board also compared the sub-advisory fees paid to CEP and Invesco to the fees charged by the sub-advisers for other accounts they manage.  The Trustees concluded that each Portfolio’s advisory fees and applicable sub-advisory fees, as well as its overall expense ratio, were reasonable.

Economies of Scale. The Board considered whether there are or will be economies of scale with respect to the management of each Portfolio and whether there is the potential for realization of any further economies of scale.  After discussion, it was noted that because of each Portfolio’s size, economies of scale were unlikely to be realized in the near future and consequently, were not a relevant consideration at this time.

Profitability.  The Board considered the profits realized by the adviser and sub-advisers in connection with the operation of the Portfolios, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolios.  They also considered the profits realized by the adviser and sub-adviser from other activities related to the Portfolios.  The Trustees concluded that because of each Portfolio’s current asset levels and expense limitation agreement, the adviser’s and sub-advisers’ levels of profitability from their relationship with the Portfolios are not excessive.

Conclusion.  Having requested and received such information from the adviser and sub-advisers as the Board believed to be reasonably necessary to evaluate the terms of the New Management Agreement, Interim Management Agreement, new sub-advisory agreements, interim sub-advisory agreements, Existing Management Agreement and existing sub-advisory agreements, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structures are reasonable and that approval and renewal of the agreements is in the best interests of NLVT and the shareholders of the Portfolios.  Accordingly, the Board of Trustees, including the Independent Trustees, unanimously approved the renewal the Existing Management Agreement and existing sub-advisory agreements and approved the New Management Agreement and Interim Management Agreement and voted to recommend them to shareholders for approval.

PRIVACY NOTICE

NORTHERN LIGHTS VARIABLE TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS VARIABLE TRUST

Page 2

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Variable Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-866-667-0564 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is also available without charge, upon request, by calling 1-866-667-0564.

INVESTMENT ADVISOR

JNF Advisors, Inc.

9920 Corporate Campus Dr., Suite 1000
Louisville, KY 40223

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The board of directors of the fund has determined that Mark Taylor and Anthony Hertl are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FYE 2011 - $36,000

FYE 2010 - $36,000

FYE 2009 - $48,000

(b)

Audit-Related Fees

FYE 2011 - None

FYE 2010 - None

FYE 2009 - None

(c)

Tax Fees

FYE 2011 - $6,000

FYE 2010 - $6,000

FYE 2009 - $4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

FYE 2011 - None

FYE 2010 - None

FYE 2009 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2009

2010

2011

Audit-Related Fees:

0.00%

0.00%

0.00%

Tax Fees:

0.00%

0.00%

0.00%

All Other Fees:

0.00%

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2011 - $6,000

2010 - $6,000

2009 - $4,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

3/6/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

3/6/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

3/6/12